Fidelity®

Contrafund® II

Annual Report

June 30, 2002

(2_fidelity_logos) (Registered_Trademark)

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Accountants	<Click Here>	The auditors' opinion.
Trustees and Officers	<Click Here>
Distributions	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Semiannual Report

President's Message

(Photograph of Edward C. Johnson 3d.)

Dear Shareholder:

Investors' growing doubts about the integrity of Corporate America's bookkeeping factored heavily into the substandard performance of U.S. equity markets for the first half of 2002. Fixed-income markets provided some respite for investors, offering moderate but steady gains throughout the first half of the year.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Cumulative Total Returns

Periods ended June 30, 2002	Past 1 year	Life of fund
Fidelity® Contrafund® II	-17.56%	18.60%
Fidelity Contrafund II (incl. 3.00% sales charge)	-20.04%	15.05%
S&P 500 ®	-17.99%	-5.00%
Growth Funds Average	-21.01%	n/a *

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year or since the fund started on March 31, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Standard & Poor's 500SM Index - a market capitalization-weighted index of common stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the growth funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 1,991 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created additional comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page <Click Here> of this report.(dagger)

Average Annual Total Returns

Periods ended June 30, 2002	Past 1 year	Life of fund
Fidelity Contrafund II	-17.56%	4.10%
Fidelity Contrafund II (incl. 3.00% sales charge)	-20.04%	3.35%
S&P 500	-17.99%	-1.20%
Growth Funds Average	-21.01%	n/a *

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

* Not available

Annual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity® Contrafund® II on March 31, 1998, when the fund started, and the current 3.00% sales charge was paid. As the chart shows, by June 30, 2002, the value of the investment would have grown to $11,505 - a 15.05% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have been $9,500 - a 5.00% decrease.

The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

(dagger) The LipperSM large-cap core funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The Lipper large-cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of June 30, 2002, the one year cumulative total return for the large-cap core funds was -19.06%; and the one year average annual total was -19.06%. The one year cumulative total return for the large-cap supergroup average was -20.60%; and the one year average annual total return was -20.60%.

Annual Report

Fund Talk: The Manager's Overview

Market Recap

The world is a very different place today than it was at the beginning of the 12-month period ending June 30, 2002. Domestic security, something that many of us took almost for granted, was forever altered on September 11, 2001. Not long after, the trustworthiness of Corporate America's certified financial statements - seemingly so ironclad not long ago - was severely challenged by the Enron and WorldCom scandals, among others. These were just a few of the events that tested the equity markets during the past 12 months, a year in which investors also faced a recession, the war against terrorism and heightened geopolitical unrest. As one might expect, most major U.S. stock market indexes trended lower throughout the year, and few sectors were spared from losses. However, pockets of strength were found in several of the more defensive categories, including gold and consumer staples. Also, consumer spending was amazingly resilient and helped pull the economy out of recession. Unfortunately, a lack of corporate spending prevented the economy from growing further, faster. When all was said and done, the blue-chip bellwether Dow Jones Industrial AverageSM ended the 12-month period down 10.31%; the NASDAQ Composite® Index declined 32.08%; and the large-cap weighted Standard & Poor's 500SM Index suffered a loss of 17.99%.

(Portfolio Manager photograph)
An interview with Adam Hetnarski, Portfolio Manager of Fidelity Contrafund II

Q. How did the fund perform, Adam?

A. For the 12 months ending June 30, 2002, the fund returned -17.56%, beating both the Standard & Poor's 500 Index and the Lipper Inc. growth funds average, which declined 17.99% and 21.01%, respectively.

Q. Why did the fund beat the index and the peer average during the period?

A. The fund benefited from my strategy to position it for a slow-growing economy, emphasizing stocks with a history of stable earnings growth. Additionally, I tried to avoid paying too much for anything - especially companies whose value lies mostly in their future growth potential. Stock selection in the technology sector was another factor helping the fund's relative performance. I overweighted core holding Microsoft to take advantage of an expected upturn in the personal computer cycle, as well as the company's rock-solid balance sheet and dominant market position. While Microsoft declined in price, it did better than many other technology stocks in the index during the period. Finally, overweighting the consumer staples sector also helped our performance compared with the index and the Lipper average, although I reduced that sector's weighting toward the end of the period.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. Why did you cut back on the fund's consumer staples holdings, and where did you increase the fund's exposure?

A. Consumer staples is known as a defensive sector because those companies sell products and services that consumers tend to buy regardless of the economic environment. I substantially overweighted staples stocks during much of the past two years, but the appeal of that strategy diminished as more and more investors tried to take advantage of it. Many stocks in the sector were bid up to fairly high valuations relative to their expected growth rates. Meanwhile, I felt that the prospects improved in some depressed industries, such as telecom equipment and large-cap pharmaceuticals, and I added to the fund's holdings there. In telecom equipment, many stocks traded at less than one times sales near the end of the period - very low for this industry. With corporate data usage still growing at roughly 30% to 40% per year and two years of a correction in the industry already behind us, some telecom equipment stocks appeared to be good values.

Q. Which stocks helped the fund's performance?

A. Soft drink maker Coca-Cola was our most positive contributor. The stock's valuation was reasonable, and investors liked the growth prospects for new product entry Vanilla Coke. Additionally, the company began to meet or beat its financial targets, a rarity for most companies in the recent past. Defense contractor Lockheed Martin also did well. The new management team that was put in place several years ago has since produced consistent mid-teens earnings growth. Furthermore, the company benefited from greater interest in defense stocks in the wake of September 11. Finally, the fund was helped by Barrick Gold, a gold mining stock. Barrick was aided by a weaker U.S. dollar, expectations of a possible resurgence of inflation and the growing threat of worldwide terrorism.

Q. Which stocks were disappointing?

A. Microsoft, the fund's largest position, was also its biggest detractor on an absolute basis despite the stock's positive contribution to our relative performance. Another detractor, AOL Time Warner, was hurt by falling advertising revenues at its AOL subsidiary. Furthermore, the bankruptcy of cable operator Adelphia Communications was a negative influence on AOL Time Warner and other companies with cable businesses. Drug stock Bristol-Myers Squibb also performed poorly, its share price falling due to reduced earnings guidance, weaker-than-expected demand for several products and an admission that it booked some sales prematurely.

Q. What's your outlook, Adam?

A. Despite the recent carnage, I actually think the market environment is a lot more constructive than it's been for quite a while. Investor sentiment has been steadily deteriorating and is probably near levels that could support a decent rally. Although it seems counterintuitive, when most investors are negative about the market, it tends to advance. Moreover, mortgage rates have fallen to levels that could trigger another refinancing wave, which would put more spendable cash in consumers' pockets. Meanwhile, valuations for many stocks have fallen to very attractive levels.

Annual Report

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: to increase the value of the fund's shares by investing in companies whose value is not fully recognized by the public

Fund number: 339

Trading symbol: FCONX

Start date: March 31, 1998

Size: as of June 30, 2002, more than $805 million

Manager: Adam Hetnarski, since 2000; manager, Destiny II, since 2000; Fidelity Export and Multinational Fund, 1998-2000; Fidelity Select Technology Portfolio and Fidelity Advisor Technology Fund, 1996-1998; joined Fidelity in 1991

3

Adam Hetnarski on consumer and corporate spending:

"So far in this economic downturn, consumer spending has been the main factor keeping the economy from sliding into a deeper recession. How long the consumer can continue to spend freely will depend in large part on housing prices. Until now, low interest rates have caused housing prices in most areas to remain stable or rise, an environment that provides consumers with more refinancing options. However, if housing prices were to begin falling, the refinancing boom would end abruptly, and the consumer's ability to spend would be severely compromised.

"On a brighter note, corporate capital spending has been depressed for so long that we could be pleasantly surprised by a resurgence in the near future. There is a lot of pent-up demand for personal computer hardware and software that is attributable to companies delaying purchases longer than normal. At some point - and no one knows exactly when that will be - a lot of companies will need to replace their aging equipment. The same applies to the telecom sector, where the steady growth in data traffic will eventually require more equipment purchases for network expansion. Unless the laws of economics have been repealed, these sources of corporate demand should provide a lift to the economy sometime soon."

Annual Report

Investment Changes

Top Ten Stocks as of June 30, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Microsoft Corp.	10.7	10.2
The Coca-Cola Co.	5.4	3.6
Pfizer, Inc.	4.1	4.8
Philip Morris Companies, Inc.	4.1	3.9
ChevronTexaco Corp.	3.4	2.1
Schering-Plough Corp.	2.9	1.4
Bristol-Myers Squibb Co.	2.5	4.0
General Electric Co.	2.5	1.5
AOL Time Warner, Inc.	2.2	0.8
Viacom, Inc. Class B (non-vtg.)	2.2	0.1
	40.0
Top Five Market Sectors as of June 30, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	18.5	23.6
Health Care	18.5	22.0
Consumer Staples	12.6	13.5
Consumer Discretionary	9.9	5.3
Energy	8.4	5.2
Asset Allocation (% of fund's net assets)
As of June 30, 2002 *		As of December 31, 2001**
	Stocks 93.9%		Stocks 96.8%
	Short-Term Investments and Net Other Assets 6.1%		Short-Term Investments and Net Other Assets 3.2%
* Foreign investments	6.7%	** Foreign investments	5.3%

Annual Report

Investments June 30, 2002

Showing Percentage of Net Assets

Common Stocks - 93.9%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 9.9%
Auto Components - 0.4%
Michelin SA (Compagnie Generale des Etablissements) Series B	80,576	$ 3,277
Automobiles - 0.9%
Monaco Coach Corp. (a)	262,150	5,584
Winnebago Industries, Inc.	41,000	1,804
		7,388
Hotels, Restaurants & Leisure - 0.9%
McDonald's Corp.	246,200	7,004
Media - 6.3%
AOL Time Warner, Inc. (a)	1,210,000	17,799
Comcast Corp. Class A (special) (a)	547,200	13,045
Emmis Communications Corp. Class A (a)	65,000	1,377
Hearst-Argyle Television, Inc. (a)	45,800	1,033
Viacom, Inc. Class B (non-vtg.) (a)	389,000	17,260
		50,514
Multiline Retail - 1.4%
Wal-Mart Stores, Inc.	209,400	11,519
Specialty Retail - 0.0%
Monro Muffler Brake, Inc. (a)	9,800	223
TOTAL CONSUMER DISCRETIONARY		79,925
CONSUMER STAPLES - 12.6%
Beverages - 6.8%
Diageo PLC sponsored ADR	71,000	3,667
PepsiCo, Inc.	162,300	7,823
The Coca-Cola Co.	781,100	43,742
		55,232
Household Products - 0.7%
Pennzoil-Quaker State Co.	49,500	1,066
Procter & Gamble Co.	49,200	4,394
		5,460
Tobacco - 5.1%
Philip Morris Companies, Inc.	757,400	33,083
UST, Inc.	230,500	7,837
		40,920
TOTAL CONSUMER STAPLES		101,612
Common Stocks - continued
	Shares	Value (Note 1) (000s)
ENERGY - 8.4%
Energy Equipment & Services - 3.9%
Baker Hughes, Inc.	99,900	$ 3,326
BJ Services Co. (a)	183,700	6,224
Nabors Industries Ltd. (a)	152,200	5,373
Noble Corp. (a)	158,000	6,099
Rowan Companies, Inc.	183,600	3,938
Weatherford International Ltd. (a)	155,400	6,713
		31,673
Oil & Gas - 4.5%
ChevronTexaco Corp.	312,400	27,647
Exxon Mobil Corp.	211,000	8,634
		36,281
TOTAL ENERGY		67,954
FINANCIALS - 8.4%
Banks - 1.5%
Bank One Corp.	169,600	6,526
Wachovia Corp.	141,489	5,402
		11,928
Diversified Financials - 0.8%
Charles Schwab Corp.	2,400	27
Citigroup, Inc.	9,200	357
Freddie Mac	2,060	126
Morgan Stanley	134,150	5,779
		6,289
Insurance - 6.1%
American International Group, Inc.	226,500	15,454
Berkshire Hathaway, Inc.:
Class A (a)	196	13,093
Class B (a)	4,810	10,746
Cincinnati Financial Corp.	40,800	1,898
Prudential Financial, Inc.	243,100	8,110
		49,301
TOTAL FINANCIALS		67,518
HEALTH CARE - 18.5%
Biotechnology - 2.0%
Biogen, Inc. (a)	174,300	7,221
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH CARE - continued
Biotechnology - continued
Geneprot, Inc. (c)	64,000	$ 704
Gilead Sciences, Inc. (a)	242,200	7,964
		15,889
Health Care Equipment & Supplies - 3.4%
Biomet, Inc.	489,550	13,277
Zimmer Holdings, Inc. (a)	400,104	14,268
		27,545
Health Care Providers & Services - 1.4%
Cardinal Health, Inc.	92,100	5,656
Service Corp. International (SCI) (a)	1,129,500	5,455
		11,111
Pharmaceuticals - 11.7%
Bristol-Myers Squibb Co.	771,400	19,825
Johnson & Johnson	34,700	1,813
Merck & Co., Inc.	178,200	9,024
Pfizer, Inc.	950,300	33,261
Schering-Plough Corp.	955,800	23,513
Wyeth	139,000	7,117
		94,553
TOTAL HEALTH CARE		149,098
INDUSTRIALS - 7.1%
Aerospace & Defense - 1.8%
Lockheed Martin Corp.	214,400	14,901
Commercial Services & Supplies - 0.9%
Allied Waste Industries, Inc. (a)	2,920	28
Avery Dennison Corp.	30,800	1,933
Cintas Corp.	43,300	2,140
First Data Corp.	25,800	960
Paychex, Inc.	82,612	2,585
		7,646
Electrical Equipment - 0.4%
Emerson Electric Co.	53,600	2,868
Industrial Conglomerates - 3.4%
General Electric Co.	674,300	19,588
Tyco International Ltd.	552,500	7,464
		27,052
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Machinery - 0.1%
AGCO Corp. (a)	34,200	$ 667
Marine - 0.3%
Alexander & Baldwin, Inc.	39,855	1,017
Stelmar Shipping Ltd. (a)	78,600	1,166
Tsakos Energy Navigation Ltd.	37,400	524
		2,707
Road & Rail - 0.2%
P.A.M. Transportation Services, Inc. (a)	65,950	1,584
TOTAL INDUSTRIALS		57,425
INFORMATION TECHNOLOGY - 18.5%
Communications Equipment - 3.3%
ADC Telecommunications, Inc. (a)	277,200	635
Advanced Fibre Communication, Inc. (a)	186,000	3,076
Brocade Communications System, Inc. (a)	154,100	2,694
CIENA Corp. (a)	81,900	343
Cisco Systems, Inc. (a)	300,900	4,198
Corning, Inc.	255,800	908
Finisar Corp. (a)	494,600	1,172
JDS Uniphase Corp. (a)	538,900	1,439
Juniper Networks, Inc. (a)	143,100	809
Lucent Technologies, Inc.	1,585,200	2,631
McDATA Corp. Class B (a)	15,200	135
Motorola, Inc.	300,800	4,338
QUALCOMM, Inc. (a)	163,200	4,486
		26,864
Computers & Peripherals - 1.3%
Dell Computer Corp. (a)	2,200	58
EMC Corp. (a)	505,200	3,814
Hutchinson Technology, Inc. (a)	45,000	704
StorageNetworks, Inc. (a)	769,369	1,515
Sun Microsystems, Inc. (a)	833,730	4,177
Western Digital Corp. (a)	177,600	577
		10,845
Electronic Equipment & Instruments - 0.4%
Ingram Micro, Inc. Class A (a)	208,900	2,872
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Internet Software & Services - 0.2%
Akamai Technologies, Inc. (a)	503,000	$ 654
PayPal, Inc.	37,800	764
		1,418
Semiconductor Equipment & Products - 2.1%
Advanced Micro Devices, Inc. (a)	27,400	266
Agere Systems, Inc.:
Class A (a)	1,372,493	1,921
Class B (a)	1,373,652	2,060
Altera Corp. (a)	2,340	32
ASML Holding NV (NY Shares) (a)	15,300	231
Conexant Systems, Inc. (a)	461,600	748
Infineon Technologies AG sponsored ADR (a)	18,400	285
Intel Corp.	1,500	27
International Rectifier Corp. (a)	68,900	2,008
Linear Technology Corp.	18,900	594
RF Micro Devices, Inc. (a)	38,600	294
Samsung Electronics Co. Ltd.	4,300	1,176
STMicroelectronics NV (NY Shares) (a)	1,900	46
Texas Instruments, Inc.	309,400	7,333
United Microelectronics Corp. sponsored ADR	100	1
Xilinx, Inc. (a)	1,500	34
		17,056
Software - 11.2%
Microsoft Corp. (a)	1,578,430	86,342
Oracle Corp. (a)	2,010	19
Red Hat, Inc. (a)	313,670	1,841
SAP AG sponsored ADR	7,600	185
Synopsys, Inc. (a)	32,700	1,792
		90,179
TOTAL INFORMATION TECHNOLOGY		149,234
MATERIALS - 6.0%
Containers & Packaging - 1.1%
Owens-Illinois, Inc. (a)	166,000	2,281
Pactiv Corp. (a)	112,700	2,682
Sealed Air Corp.	93,300	3,757
		8,720
Common Stocks - continued
	Shares	Value (Note 1) (000s)
MATERIALS - continued
Metals & Mining - 4.9%
Alcan, Inc.	181,800	$ 6,918
Barrick Gold Corp.	524,900	9,980
Freeport-McMoRan Copper & Gold, Inc. Class B (a)	66,571	1,188
Newmont Mining Corp. Holding Co.	34,100	898
Phelps Dodge Corp.	260,100	10,716
Placer Dome, Inc.	852,100	9,553
		39,253
TOTAL MATERIALS		47,973
TELECOMMUNICATION SERVICES - 1.6%
Diversified Telecommunication Services - 1.6%
AT&T Corp.	973,500	10,416
Qwest Communications International, Inc.	871,600	2,440
TeraBeam Networks (c)	4,800	1
		12,857
UTILITIES - 2.9%
Electric Utilities - 2.5%
Cinergy Corp.	273,700	9,850
TXU Corp.	192,600	9,929
		19,779
Gas Utilities - 0.4%
Kinder Morgan, Inc.	83,400	3,171
TOTAL UTILITIES		22,950
TOTAL COMMON STOCKS (Cost $786,361)		756,546
Convertible Preferred Stocks - 0.0%

INFORMATION TECHNOLOGY - 0.0%
Communications Equipment - 0.0%
Chorum Technologies Series E (c) (Cost $119)	6,900	7
Convertible Bonds - 0.0%
Ratings (unaudited) (d)		Principal Amount (000s)	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - 0.0%
Semiconductor Equipment & Products - 0.0%
Agere Systems, Inc. 6.5% 12/15/09 (Cost $380)	B2	$ 380	$ 263
U.S. Treasury Obligations - 0.1%

U.S. Treasury Bills, yield at date of purchase 1.66% 9/12/02 (Cost $573)		575	573
Money Market Funds - 6.2%
	Shares
Fidelity Cash Central Fund, 1.89% (b) (Cost $49,678)	49,677,891	49,678
TOTAL INVESTMENT PORTFOLIO - 100.2% (Cost $837,111)		807,067
NET OTHER ASSETS - (0.2)%		(1,246)
NET ASSETS - 100%		$ 805,821
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Chorum Technologies Series E	9/19/00	$ 119
Geneprot, Inc.	7/7/00	$ 352
TeraBeam Networks	4/7/00	$ 18
(d) For certain securities not individually rated by a nationally recognized rating agency, the ratings listed have been assigned by Fidelity.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $2,468,856,000 and $2,780,881,000, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $257,000 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $712,000 or 0.1% of net assets.

Income Tax Information

At June 30, 2002, the aggregate cost of investment securities for income tax purposes was $869,722,000. Net unrealized depreciation aggregated $62,655,000, of which $45,301,000 related to appreciated investment securities and $107,956,000 related to depreciated investment securities.

The fund intends to elect to defer to its fiscal year ending June 30, 2003 approximately $9,234,000 of losses recognized during the period November 1, 2001 to June 30, 2002.
At June 30, 2002, the fund had a capital loss carryforward of approximately $240,037,000 all of which will expire on June 30, 2010.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts	June 30, 2002
Assets
Investment in securities, at value (cost $837,111) - See accompanying schedule		$ 807,067
Cash		340
Receivable for investments sold		33,115
Receivable for fund shares sold		225
Dividends receivable		1,088
Interest receivable		110
Other receivables		187
Total assets		842,132
Liabilities
Payable for investments purchased	$ 34,377
Payable for fund shares redeemed	1,283
Accrued management fee	610
Other payables and accrued expenses	41
Total liabilities		36,311
Net Assets		$ 805,821
Net Assets consist of:
Paid in capital		$ 1,117,393
Undistributed net investment income		874
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(282,401)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(30,045)
Net Assets, for 86,388 shares outstanding		$ 805,821
Net Asset Value and redemption price per share ($805,821 ÷ 86,388 shares)		$ 9.33
Maximum offering price per share (100/97.00 of $ 9.33)		$ 9.62

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended June 30, 2002
Investment Income
Dividends		$ 11,128
Interest		2,319
Security lending		52
Total income		13,499
Expenses
Management fee Basic fee	$ 5,946
Performance adjustment	2,404
Transfer agent fees	2,452
Accounting and security lending fees	268
Non-interested trustees' compensation	4
Custodian fees and expenses	84
Registration fees	66
Audit	32
Legal	6
Miscellaneous	94
Total expenses before reductions	11,356
Expense reductions	(1,159)	10,197
Net investment income (loss)		3,302
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(99,457)
Foreign currency transactions	(65)
Futures contracts	(246)
Total net realized gain (loss)		(99,768)
Change in net unrealized appreciation (depreciation) on: Investment securities	(111,474)
Assets and liabilities in foreign currencies	5
Total change in net unrealized appreciation (depreciation)		(111,469)
Net gain (loss)		(211,237)
Net increase (decrease) in net assets resulting from operations		$ (207,935)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended June 30, 2002	Year ended June 30, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 3,302	$ 2,832
Net realized gain (loss)	(99,768)	(129,186)
Change in net unrealized appreciation (depreciation)	(111,469)	(129,992)
Net increase (decrease) in net assets resulting from operations	(207,935)	(256,346)
Distributions to shareholders from net investment income	(4,332)	-
Distributions to shareholders from net realized gain	-	(200,539)
Distributions to shareholders in excess of net realized gain	-	(53,683)
Total distributions	(4,332)	(254,222)
Share transactions Net proceeds from sales of shares	122,624	457,738
Reinvestment of distributions	4,224	248,605
Cost of shares redeemed	(452,519)	(429,221)
Net increase (decrease) in net assets resulting from share transactions	(325,671)	277,122
Total increase (decrease) in net assets	(537,938)	(233,446)
Net Assets
Beginning of period	1,343,759	1,577,205
End of period (including undistributed net investment income of $874 and undistributed net investment income of $2,582, respectively)	$ 805,821	$ 1,343,759
Other Information Shares
Sold	11,918	35,929
Issued in reinvestment of distributions	393	18,895
Redeemed	(44,242)	(36,070)
Net increase (decrease)	(31,931)	18,754

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended June 30,	2002	2001	2000	1999	1998 E
Selected Per-Share Data
Net asset value, beginning of period	$ 11.36	$ 15.84	$ 12.60	$ 10.35	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.03	.02	(.01)	-	(.01)
Net realized and unrealized gain (loss)	(2.02)	(2.05)	3.97	2.25	.36
Total from investment operations	(1.99)	(2.03)	3.96	2.25	.35
Distributions from net investment income	(.04)	-	-	-	-
Distributions from net realized gain	-	(1.93)	(.72)	-	-
Distributions in excess of net realized gain	-	(.52)	-	-	-
Total distributions	(.04)	(2.45)	(.72)	-	-
Net asset value, end of period	$ 9.33	$ 11.36	$ 15.84	$ 12.60	$ 10.35
Total Return B,C, G	(17.56)%	(14.70)%	33.87%	21.74%	3.50%
Ratios to Average Net Assets F
Expenses before expense reductions	1.11%	.95%	.91%	.93%	1.28% A
Expenses net of voluntary waivers, if any	1.11%	.95%	.91%	.93%	1.28% A
Expenses net of all reductions	.99%	.91%	.86%	.86%	1.23% A
Net investment income (loss)	.32%	.19%	(.08)%	(.01)%	(.28)% A
Supplemental Data
Net assets, end of period (in millions)	$ 806	$ 1,344	$ 1,577	$ 901	$ 319
Portfolio turnover rate	259%	168%	291%	293%	141% A

A Annualized

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the effect of the sales charges.

D Calculated based on average shares outstanding during the period.

E For the period March 31, 1998 (commencement of operations) to June 30, 1998.

F Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

G Total returns for periods of less than one year are not annualized.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended June 30, 2002

1. Significant Accounting Policies.

Fidelity Contrafund II (the fund) is a fund of Fidelity Hastings Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 pm Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. Debt securities for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and electronic data processing techniques. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Foreign Currency - continued

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information, if any, regarding income taxes under the caption "Income Tax Information."

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, market discount, non-taxable dividends, futures transactions and losses deferred due to wash sales and excise tax regulations.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

As of June 30, 2002, undistributed net income and accumulated loss on a tax basis were as follows:

Undistributed ordinary income	$ 578
Capital loss carryforwards	240,037

The tax character of distributions paid during the year was as follows:

Ordinary income	$ 4,332

Annual Report

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the fund's average net assets over a 36 month performance period). The upward, or downward adjustment to the management fee is based on the fund's relative investment performance as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .81% of the fund's average net assets.

Sales Load. For the period, Fidelity Distributors Corp. (FDC), an affiliate of FMR, received sales charges of $311 on sales of shares of the fund all of which was retained.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .24% of average net assets.

Accounting and Security Lending Fees. FSC maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $2,059 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

Annual Report

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. At the end of the period there were no security loans outstanding.

7. Expense Reductions.

Certain security trades were directed to brokers who paid $1,157 of the fund's expenses. In addition, through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody and transfer agent expenses by $1 and $1, respectively.

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity Hastings Street Trust and the Shareholders of Fidelity Contrafund II.

In our opinion, the accompanying statements of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Contrafund II (a fund of Fidelity Hastings Street Trust) at June 30, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Contrafund II's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Boston, Massachusetts

August 2, 2002

Annual Report

Trustees and Officers

The Trustees and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy and William S. Stavropoulos, each of the Trustees oversees 262 funds advised by FMR or an affiliate. Mr. McCoy oversees 264 funds advised by FMR or an affiliate, and Mr. Stavropoulos oversees 208 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers hold office without limit in time, except that any officer and Advisory Board Members may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (72)**

Year of Election or Appointment: 1984

President of Contrafund II (1998). Mr. Johnson also serves as President of other Fidelity funds. He is Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; a Director of Fidelity Management & Research (U.K.) Inc.; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director (1997) of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (40)**

Year of Election or Appointment: 2001

Senior Vice President of Contrafund II (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (59)

Year of Election or Appointment: 1990

Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity Magellan Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee and President of the funds, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Name, Age; Principal Occupation
J. Michael Cook (59)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of AT&T (2001), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), a Director of the STAR Foundation (Society to Advance the Retarded and Handicapped), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida.

Ralph F. Cox (70)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of Waste Management Inc. (non-hazardous waste), CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (70)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Toshiba International Advisory Group of Toshiba Corporation (2001) and a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., Nabisco Brands, Inc., and Standard Brands, Inc.

Robert M. Gates (58)

Year of Election or Appointment: 1997

Mr. Gates is a consultant, educator, and lecturer. He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Mr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Mr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), TRW Inc. (automotive, space, defense, and information technology), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Mr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines) and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Mr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (69)

Year of Election or Appointment: 1987

Mr. Kirk is a Public Governor of the National Association of Securities Dealers, Inc., and of the American Stock Exchange (2001), a Director and former Chairman of the Board of Directors of National Arts Stabilization Inc., a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, and a Director of the Yale-New Haven Health Services Corp. (1998). Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (55)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and America West Holdings Corporation (aviation and travel services, 1999). Ms. Knowles is a Trustee of the Brookings Institution and serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (58)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman and C.E.O. of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Marvin L. Mann (69)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage, 1997) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (68)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (63)

Year of Election or Appointment: 2001

Mr. Stavropoulos also serves as a Trustee (2001) or Member of the Advisory Board (2000) of other investment companies advised by FMR. He is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), and the Chemical Financial Corporation. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Executive Officers:

Correspondence intended for each executive officer may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Adam P. Hetnarski (38)

Year of Election or Appointment: 2000

Vice President of Contrafund II. Mr. Hetnarski also services as Vice President of other Fidelity Funds. Prior to his current repressibilities, Mr. Hetnarski managed a variety of Fidelity funds.

Name, Age; Principal Occupation
Eric D. Roiter (53)

Year of Election or Appointment: 1998

Secretary of Contrafund II. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Secretary of Fidelity Southwest Company (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Maria F. Dwyer (43)

Year of Election or Appointment: 2002

Treasurer of Contrafund II. She also serves as Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

John H. Costello (55)
Year of Election or Appointment: 1998 Assistant Treasurer of Contrafund II. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr.

Year of Election or Appointment: 2002

Assistant Treasurer of Contrafund II. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), Compliance Officer of FMR Corp., and Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-
2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002) and Fidelity Management & Research (Far East) Inc. (1991-2002).

Thomas J. Simpson (44)

Year of Election or Appointment: 2000

Assistant Treasurer of Contrafund II. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

The fund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2003 of amounts for use in preparing 2002 income tax returns.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

(computer_graphic)

Fidelity On-line Xpress+®

Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-0240 or visit our web site for more information on how to manage your investments via your PC.

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

7373 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

851 East Hamilton Avenue
Campbell, CA

527 North Brand Boulevard
Glendale, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

10100 Santa Monica Blvd.
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73-575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

1760 Challenge Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

8 Montgomery Street
San Francisco, CA

21701 Hawthorne Boulevard
Torrance, CA

1400 Civic Drive
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

Colorado

1625 Broadway
Denver, CO

9185 East Westview Road
Littleton, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

222 Delaware Avenue
Wilmington, DE

Florida

4400 N. Federal Highway
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

2401 PGA Boulevard
Palm Beach Gardens, FL

8065 Beneva Road
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1700 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7401 Wisconsin Avenue
Bethesda, MD

One W. Pennsylvania Ave.
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

25 State Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

416 Belmont Street
Worcester, MA

Annual Report

Michigan

280 Old N. Woodward Ave.
Birmingham, MI

43420 Grand River Avenue
Novi, MI

29155 Northwestern Hwy.
Southfield, MI

Minnesota

7600 France Avenue South
Edina, MN

Missouri

8885 Ladue Road
Ladue, MO

New Jersey

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

501 Route 17, South
Paramus, NJ

New York

1055 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

North Carolina

4611 Sharon Road
Charlotte, NC

Ohio

3805 Edwards Road
Cincinnati, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

16850 SW 72nd Avenue
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

47 Providence Place
Providence, RI

Tennessee

6150 Poplar Avenue
Memphis, TN

Texas

10000 Research Boulevard
Austin, TX

4017 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

400 East Las Colinas Blvd.
Irving, TX

14100 San Pedro
San Antonio, TX

19740 IH 45 North
Spring, TX

Utah

215 South State Street
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

411 108th Avenue, N.E.
Bellevue, WA

1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

595 North Barker Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

Investment Adviser

Fidelity Management &
Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.
Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

Fidelity's Growth Funds

Aggressive Growth Fund

Blue Chip Growth Fund

Capital Appreciation Fund

Contrafund ®

Contrafund® II

Disciplined Equity Fund

Dividend Growth Fund

Export and Multinational Fund

Fidelity Fifty®

Focused Stock Fund

Growth Company Fund

Independence Fund

Large Cap Stock Fund

Leveraged Company Stock Fund

Low-Priced Stock Fund

Magellan® Fund

Mid-Cap Stock Fund

New Millennium Fund ®

OTC Portfolio

Small Cap Independence Fund

Small Cap Stock Fund

Stock Selector

Structured Large Cap Growth Fund

Structured Large Cap Value Fund

Structured Mid Cap Growth Fund

Structured Mid Cap Value Fund

Tax Managed Stock Fund

Trend Fund

Value Fund

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

CII-ANN-0802 157732
1.705796.104

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

Fidelity®

Fund

Annual Report

June 30, 2002

(2_fidelity_logos) (Registered_Trademark)

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Accountants	<Click Here>	The auditors' opinion.
Trustees and Officers	<Click Here>
Distributions	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Semiannual Report

President's Message

(Photograph of Edward C. Johnson 3d.)

Dear Shareholder:

Investors' growing doubts about the integrity of Corporate America's bookkeeping factored heavily into the substandard performance of U.S. equity markets for the first half of 2002. Fixed-income markets provided some respite for investors, offering moderate but steady gains throughout the first half of the year.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Cumulative Total Returns

Periods ended June 30, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity ® Fund	-20.78%	25.75%	204.89%
S&P 500®	-17.99%	19.70%	195.16%
Growth & Income Funds Average	-14.50%	20.29%	174.05%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Standard & Poor's 500SM Index - a market capitalization-weighted index of common stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the growth & income funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 1,088 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created additional comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page <Click Here> of this report.(dagger)

Average Annual Total Returns

Periods ended June 30, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Fund	-20.78%	4.69%	11.79%
S&P 500	-17.99%	3.66%	11.43%
Growth & Income Funds Average	-14.50%	3.51%	10.41%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

Annual Report

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity® Fund on June 30, 1992. As the chart shows, by June 30, 2002, the value of the investment would have grown to $30,489 - a 204.89% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $29,516 - a 195.16% increase.

The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

(dagger) The Lipper large-cap core funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The Lipper large-cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of June 30, 2002, the one year, five year, and 10 year cumulative total returns for the large-cap core funds were -19.06%, 11.66%, and 154.10%, respectively; and the one year, five year and 10 year average annual total returns were -19.06%, 2.06%, and 9.57%, respectively. The one year, five year and 10 year cumulative total returns for the large-cap supergroup average were -20.60%, 10.95%, and 153.38%, respectively; and the one year, five year and 10 year average annual total returns were -20.60%, 1.85%, and 9.48%, respectively.

Annual Report

Fund Talk: The Manager's Overview

Market Recap

The world is a very different place today than it was at the beginning of the 12-month period ending June 30, 2002. Domestic security, something that many of us took almost for granted, was forever altered on September 11, 2001. Not long after, the trustworthiness of Corporate America's certified financial statements - seemingly so ironclad not long ago - was severely challenged by the Enron and WorldCom scandals, among others. These were just a few of the events that tested the equity markets during the past 12 months, a year in which investors also faced a recession, the war against terrorism and heightened geopolitical unrest. As one might expect, most major U.S. stock market indexes trended lower throughout the year, and few sectors were spared from losses. However, pockets of strength were found in several of the more defensive categories, including gold and consumer staples. Also, consumer spending was amazingly resilient and helped pull the economy out of recession. Unfortunately, a lack of corporate spending prevented the economy from growing further, faster. When all was said and done, the blue-chip bellwether Dow Jones Industrial AverageSM ended the 12-month period down 10.31%; the NASDAQ Composite® Index declined 32.08%; and the large-cap weighted Standard & Poor's 500SM Index suffered a loss of 17.99%.

(Portfolio Manager photograph)
Note to shareholders: John Avery became Portfolio Manager of Fidelity Fund on February 6, 2002.

Q. How did the fund perform, John?

A. It was a difficult period, both in absolute terms and relative to our benchmarks. For the 12 months ending June 30, 2002, the fund fell 20.78%, compared to the 17.99% and 14.50% losses of the Standard & Poor's 500 Index and the growth & income funds average tracked by Lipper Inc., respectively.

Q. Why did the fund's returns lag those of the index and its Lipper peer group?

A. In the months leading up to when I took over the fund in February 2002, stock selection hurt the fund's relative performance. In consumer staples, not owning Procter & Gamble was a problem, as that stock advanced sharply amid the carnage in traditional growth stocks. In technology, the fund was underweighted, which helped its relative performance. However, substantial investments in mid-cap software and communications stocks were detrimental, as was an underweighting in semiconductors and semiconductor capital equipment - one of the few areas of technology that didn't get crushed during the period. Finally, both overweighting the weak telecommunication services sector and underweighting financials hurt our performance compared with the benchmarks. Financials did better than most other sectors because of their fairly predictable earnings growth.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. What changes did you make since taking the helm?

A. I spent the month of February repositioning the fund. I completely reconfigured our technology holdings, selling most of the mid-cap software and communications stocks and putting the money into semiconductors and semi-cap equipment. The valuations were good in those two industries, and both are very cyclical. It looked to me as though the supply/demand picture had reached a bottom and was about to improve. I also made significant changes to our health care holdings, reducing the exposure to mid-cap pharmaceutical companies and increasing our weightings in hospital management, HMOs and medical devices. I bought some Procter & Gamble, one of the better performers in the S&P 500 during the period. Also, I sold most of the fund's gold stocks, although in retrospect I wish I'd waited a bit longer to do that. The other changes had a net positive effect on the fund's relative performance.

Q. Which stocks helped the fund's performance?

A. The largest contributor was defense stock Lockheed Martin. Investors saw the company as a major beneficiary of a sizable increase in the U.S. defense budget. Carpet manufacturer Mohawk Industries also performed well, benefiting from its dominant market position and ongoing industry consolidation. Coca-Cola rounded out our top three contributors. The stock offered an attractive valuation around the beginning of 2002, an exciting new soda product - Vanilla Coke - and a diversification into teas, waters and other popular drinks.

Q. What about your disappointments?

A. General Electric was our biggest detractor. The stock sported a comparatively high valuation and, given investors' concerns about accounting issues, they tended to shy away from big companies with complex corporate structures. AOL Time Warner was another lackluster performer, due in part to slowing subscriber growth at its AOL subsidiary and falling demand for online advertising. Microsoft suffered from some of the same concerns as GE - it was a big, complex company with a relatively high valuation. Additionally, demand for personal computers was not as strong as previously expected. Nextel and Qwest were two telecom holdings that hurt our performance and have since been eliminated from the fund.

Q. What's your outlook, John?

A. Going forward, my plan is to emphasize two categories of stocks. On the one hand, I want to own a lot of stable growers - some of the higher-quality stocks in consumer staples, financials and health care, for example. These are stocks you can generally rely on to outperform the overall market in bad times. The other category would be more economically sensitive names that can be bought at attractive levels. Buying low reduces the risk of further substantial share price declines if the economic recovery takes longer to materialize than people expect.

Annual Report

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: long-term capital growth

Fund number: 003

Trading symbol: FFIDX

Start date: April 30, 1930

Size: as of June 30, 2002, more than $10.4 billion

Manager: John Avery, since February 2002; manager, Fidelity Advisor Growth & Income Fund, since 2000; Fidelity Advisor Balanced Fund and VIP: Balanced Portfolio, since 1998; several Fidelity Select Portfolios, 1995-1998; joined Fidelity in 1995

3

John Avery on the importance of paying attention to valuations in a down market:

"These days, I'm spending a tremendous amount of time trying to establish reasonable valuations for the stocks in the fund's investment universe. Although valuation is always an important parameter, I think it assumes an even greater role in volatile markets such as we've been experiencing lately. That's because in a bull market, investors tend to become preoccupied with the growth side of the equation while de-emphasizing value considerations. In a bear market, it's just the opposite - value becomes the dominant factor and growth - especially any growth story that's not virtually airtight - takes on a secondary role in the investment process.

"My approach to valuation is to try to buy stocks in the bottom quartile of their 10-year valuation range. Fidelity's analysts and I look at the stock relative to its industry peer group, using whatever valuation standard is appropriate for that group, whether it's price-to-earnings, price-to-sales, price-to-cash flow or some combination of those. I feel it's important to use a 10-year period because valuations for a lot of industries were unrealistically high in the late 1990s. Even with the most methodical approach, however, valuation is more an art than a science. All we can do is try to put the odds in our favor."

Annual Report

Investment Changes

Top Ten Stocks as of June 30, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Microsoft Corp.	4.1	4.2
General Electric Co.	3.1	1.5
American International Group, Inc.	2.9	0.7
Philip Morris Companies, Inc.	2.9	3.4
Pfizer, Inc.	2.9	2.7
Citigroup, Inc.	2.7	0.6
Exxon Mobil Corp.	2.6	0.0
Wal-Mart Stores, Inc.	2.6	0.0
The Coca-Cola Co.	2.1	2.7
Wyeth	1.8	1.8
	27.7
Top Five Market Sectors as of June 30, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Health Care	17.2	18.9
Financials	16.5	12.0
Consumer Discretionary	14.8	9.4
Consumer Staples	12.0	11.7
Industrials	11.3	9.5
Asset Allocation (% of fund's net assets)
As of June 30, 2002 *		As of December 31, 2001 **
	Stocks 97.6%		Stocks 93.7%
	Convertible Securities 0.0%		Convertible Securities 0.5%
	Short-Term Investments and Net Other Assets 2.4%		Short-Term Investments and Net Other Assets 5.8%
* Foreign investments	4.5%	** Foreign investments	4.4%

Annual Report

Investments June 30, 2002

Showing Percentage of Net Assets

Common Stocks - 97.6%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 14.8%
Auto Components - 0.1%
Delphi Corp.	1,280,300	$ 16,900
Automobiles - 0.6%
Ford Motor Co.	1,912,700	30,603
Harley-Davidson, Inc.	564,400	28,937
		59,540
Hotels, Restaurants & Leisure - 0.6%
McDonald's Corp.	2,367,500	67,355
Household Durables - 1.8%
Black & Decker Corp.	689,100	33,215
Maytag Corp.	371,950	15,864
Mohawk Industries, Inc. (a)	893,600	54,983
Newell Rubbermaid, Inc.	834,600	29,261
Pulte Homes, Inc.	395,100	22,710
Whirlpool Corp.	489,600	32,000
		188,033
Media - 3.8%
AOL Time Warner, Inc. (a)	3,248,560	47,786
Clear Channel Communications, Inc. (a)	1,243,200	39,807
Comcast Corp. Class A (special) (a)	1,220,800	29,104
Liberty Media Corp. Class A (a)	3,366,900	33,669
McGraw-Hill Companies, Inc.	492,400	29,396
TMP Worldwide, Inc. (a)	959,200	20,623
Viacom, Inc. Class B (non-vtg.) (a)	3,335,413	147,992
Walt Disney Co.	2,679,800	50,648
		399,025
Multiline Retail - 4.5%
Costco Wholesale Corp. (a)	855,800	33,051
Federated Department Stores, Inc. (a)	1,176,800	46,719
JCPenney Co., Inc.	1,413,500	31,125
Kohls Corp. (a)	563,500	39,490
Target Corp.	1,214,700	46,280
Wal-Mart Stores, Inc.	4,987,320	274,352
		471,017
Specialty Retail - 3.2%
Best Buy Co., Inc. (a)	1,218,450	44,230
Borders Group, Inc. (a)	1,368,100	25,173
Gap, Inc.	2,812,000	39,930
Home Depot, Inc.	2,597,300	95,399
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
Lowe's Companies, Inc.	1,642,700	$ 74,579
Staples, Inc. (a)	2,711,800	53,422
		332,733
Textiles Apparel & Luxury Goods - 0.2%
Polo Ralph Lauren Corp. Class A (a)	805,400	18,041
TOTAL CONSUMER DISCRETIONARY		1,552,644
CONSUMER STAPLES - 12.0%
Beverages - 3.7%
Anheuser-Busch Companies, Inc.	980,300	49,015
PepsiCo, Inc.	2,472,090	119,155
The Coca-Cola Co.	3,833,500	214,676
		382,846
Food Products - 1.6%
Kellogg Co.	1,463,800	52,492
Kraft Foods, Inc. Class A	1,470,500	60,217
The J.M. Smucker Co.	29,398	1,003
Unilever NV (NY Shares)	853,400	55,300
		169,012
Household Products - 2.3%
Colgate-Palmolive Co.	858,300	42,958
Kimberly-Clark Corp.	948,300	58,795
Procter & Gamble Co.	1,595,300	142,460
		244,213
Personal Products - 1.5%
Gillette Co.	4,683,320	158,624
Tobacco - 2.9%
Philip Morris Companies, Inc.	6,889,500	300,933
TOTAL CONSUMER STAPLES		1,255,628
ENERGY - 7.6%
Energy Equipment & Services - 2.4%
Baker Hughes, Inc.	2,063,600	68,697
BJ Services Co. (a)	1,373,000	46,517
Diamond Offshore Drilling, Inc.	911,000	25,964
Common Stocks - continued
	Shares	Value (Note 1) (000s)
ENERGY - continued
Energy Equipment & Services - continued
Nabors Industries Ltd. (a)	1,338,500	$ 47,249
Schlumberger Ltd. (NY Shares)	1,416,500	65,867
		254,294
Oil & Gas - 5.2%
BP PLC sponsored ADR	1,151,300	58,129
ChevronTexaco Corp.	1,083,530	95,892
Conoco, Inc.	1,593,000	44,285
Exxon Mobil Corp.	6,712,400	274,671
Royal Dutch Petroleum Co. (NY Shares)	913,400	50,484
Sunoco, Inc.	664,400	23,673
		547,134
TOTAL ENERGY		801,428
FINANCIALS - 16.5%
Banks - 3.8%
Bank of America Corp.	2,673,800	188,129
Bank of Hawaii Corp.	1,435,500	40,194
FleetBoston Financial Corp.	1,460,940	47,261
Golden West Financial Corp.	81,600	5,612
Synovus Financial Corp.	348,000	9,577
Wachovia Corp.	417	16
Wells Fargo & Co.	2,074,200	103,834
		394,623
Diversified Financials - 9.8%
American Express Co.	2,932,092	106,494
Bear Stearns Companies, Inc.	756,500	46,298
Charles Schwab Corp.	2,873,950	32,188
Citigroup, Inc.	7,304,332	283,043
Fannie Mae	1,523,700	112,373
Freddie Mac	905,700	55,429
Goldman Sachs Group, Inc.	643,200	47,179
J.P. Morgan Chase & Co.	1,098,200	37,251
Lehman Brothers Holdings, Inc.	515,800	32,248
Merrill Lynch & Co., Inc.	2,466,100	99,877
Morgan Stanley	2,623,400	113,016
SLM Corp.	647,150	62,709
		1,028,105
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Insurance - 2.9%
American International Group, Inc.	4,461,700	$ 304,422
TOTAL FINANCIALS		1,727,150
HEALTH CARE - 17.2%
Biotechnology - 0.4%
Amgen, Inc. (a)	732,380	30,672
Geneprot, Inc. (d)	710,000	7,810
		38,482
Health Care Equipment & Supplies - 5.4%
Baxter International, Inc.	735,200	32,680
Becton, Dickinson & Co.	1,784,100	61,462
Biomet, Inc.	2,349,400	63,716
C.R. Bard, Inc.	801,100	45,326
Medtronic, Inc.	1,505,600	64,515
Respironics, Inc. (a)	557,700	18,990
Smith & Nephew PLC	5,199,658	28,993
St. Jude Medical, Inc. (a)	996,300	73,577
Stryker Corp.	703,000	37,618
Varian Medical Systems, Inc. (a)	1,387,900	56,279
Zimmer Holdings, Inc. (a)	2,175,732	77,587
		560,743
Health Care Providers & Services - 0.7%
HCA, Inc.	851,900	40,465
Tenet Healthcare Corp. (a)	472,500	33,807
		74,272
Pharmaceuticals - 10.7%
Abbott Laboratories	846,800	31,882
Allergan, Inc.	948,300	63,299
Barr Laboratories, Inc. (a)	713,854	45,351
Bristol-Myers Squibb Co.	1,287,327	33,084
Eli Lilly & Co.	443,600	25,019
Forest Laboratories, Inc. (a)	750,290	53,121
Johnson & Johnson	3,543,100	185,162
Merck & Co., Inc.	2,506,000	126,904
Pfizer, Inc.	8,541,460	298,951
Pharmacia Corp.	836,900	31,342
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH CARE - continued
Pharmaceuticals - continued
Schering-Plough Corp.	1,638,700	$ 40,312
Wyeth	3,734,840	191,224
		1,125,651
TOTAL HEALTH CARE		1,799,148
INDUSTRIALS - 11.3%
Aerospace & Defense - 2.5%
Boeing Co.	1,188,900	53,501
General Dynamics Corp.	499,100	53,079
Lockheed Martin Corp.	2,254,930	156,718
		263,298
Air Freight & Logistics - 0.4%
United Parcel Service, Inc. Class B	631,600	39,001
Building Products - 0.8%
Masco Corp.	2,909,600	78,879
Commercial Services & Supplies - 0.8%
Aramark Corp. Class B	661,800	16,545
First Data Corp.	939,200	34,938
Paychex, Inc.	1,017,000	31,822
		83,305
Industrial Conglomerates - 3.6%
3M Co.	468,400	57,613
General Electric Co.	11,189,726	325,062
		382,675
Machinery - 2.5%
Danaher Corp.	847,900	56,258
Eaton Corp.	627,670	45,663
Illinois Tool Works, Inc.	1,212,700	82,827
Ingersoll-Rand Co. Ltd. Class A	824,220	37,634
Navistar International Corp.	1,243,900	39,805
		262,187
Road & Rail - 0.7%
Canadian National Railway Co.	483,300	25,512
Union Pacific Corp.	743,970	47,078
		72,590
TOTAL INDUSTRIALS		1,181,935
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - 10.8%
Communications Equipment - 0.8%
Cisco Systems, Inc. (a)	2,695,800	$ 37,606
Lucent Technologies, Inc.	153,300	254
Motorola, Inc.	2,988,400	43,093
Tellium, Inc.	1,052,000	978
		81,931
Computers & Peripherals - 0.9%
Dell Computer Corp. (a)	1,318,900	34,476
International Business Machines Corp.	802,400	57,773
		92,249
Electronic Equipment & Instruments - 1.6%
Agilent Technologies, Inc. (a)	2,307,200	54,565
Amphenol Corp. Class A (a)	576,250	20,745
Arrow Electronics, Inc. (a)	910,500	18,893
Avnet, Inc.	551,751	12,133
AVX Corp.	1,118,800	18,270
Flextronics International Ltd. (a)	1,183,700	8,440
Tektronix, Inc. (a)	686,200	12,839
Vishay Intertechnology, Inc. (a)	1,113,500	24,497
		170,382
Semiconductor Equipment & Products - 3.4%
ASML Holding NV (NY Shares) (a)	2,035,900	30,783
Cypress Semiconductor Corp. (a)	1,586,955	24,090
Fairchild Semiconductor International, Inc. Class A (a)	2,204,600	53,572
Intel Corp.	2,824,630	51,606
Intersil Corp. Class A (a)	1,013,100	21,660
LAM Research Corp. (a)	893,000	16,056
LSI Logic Corp. (a)	1,018,800	8,915
LTX Corp. (a)	457,599	6,535
Micron Technology, Inc. (a)	953,700	19,284
National Semiconductor Corp. (a)	1,424,500	41,553
NVIDIA Corp. (a)	1,180,120	20,274
Teradyne, Inc. (a)	2,672,551	62,805
		357,133
Software - 4.1%
Microsoft Corp. (a)	7,849,600	429,376
TOTAL INFORMATION TECHNOLOGY		1,131,071
Common Stocks - continued
	Shares	Value (Note 1) (000s)
MATERIALS - 3.3%
Chemicals - 1.6%
Akzo Nobel NV	706,200	$ 30,859
E.I. du Pont de Nemours & Co.	1,108,024	49,196
Ecolab, Inc.	670,050	30,976
Praxair, Inc.	1,102,538	62,812
		173,843
Construction Materials - 0.2%
Lafarge North America, Inc.	532,228	18,708
Metals & Mining - 1.5%
Alcan, Inc.	1,540,830	58,633
Alcoa, Inc.	2,890,900	95,833
		154,466
TOTAL MATERIALS		347,017
TELECOMMUNICATION SERVICES - 4.0%
Diversified Telecommunication Services - 4.0%
AT&T Corp.	3,473,790	37,170
BellSouth Corp.	6,027,100	189,854
SBC Communications, Inc.	3,072,800	93,720
TeraBeam Networks (d)	50,800	13
Verizon Communications, Inc.	2,589,300	103,960
		424,717
UTILITIES - 0.1%
Gas Utilities - 0.1%
Kinder Morgan, Inc.	387,480	14,732
TOTAL COMMON STOCKS (Cost $10,120,128)		10,235,470
Convertible Preferred Stocks - 0.0%

INFORMATION TECHNOLOGY - 0.0%
Communications Equipment - 0.0%
Lucent Technologies, Inc. $80.00 (c)	6,100	2,940
Procket Networks, Inc. Series C (d)	1,612,868	806
		3,746
Convertible Preferred Stocks - continued
	Shares	Value (Note 1) (000s)
TELECOMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
Yipes Communications Group, Inc. Series C (d)	723,082	$ 0
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $26,729)		3,746
Money Market Funds - 2.7%

Fidelity Cash Central Fund, 1.89% (b)	256,868,086	256,868
Fidelity Securities Lending Cash Central Fund, 1.93% (b)	24,325,470	24,325
TOTAL MONEY MARKET FUNDS (Cost $281,193)		281,193
TOTAL INVESTMENT PORTFOLIO - 100.3% (Cost $10,428,050)		10,520,409
NET OTHER ASSETS - (0.3)%		(34,821)
NET ASSETS - 100%		$ 10,485,588
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $2,940,000 or 0.0% of net assets.

(d) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Geneprot, Inc.	7/7/00	$ 3,905
Procket Networks, Inc. Series C	11/15/00 - 2/9/01	$ 15,929
TeraBeam Networks	4/7/00	$ 191
Yipes Communications Group, Inc. Series C	1/31/01	$ 4,700
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $17,904,587,000 and $18,984,388,000 respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $1,022,000 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $8,629,000 or 0.1% of net assets.

The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which the loan was outstanding amounted to $47,184,000. The weighted average interest rate was 4.0%.

Income Tax Information

At June 30, 2002, the aggregate cost of investment securities for income tax purposes was $10,454,211,000. Net unrealized appreciation aggregated $66,198,000, of which $979,605,000 related to appreciated investment securities and $913,407,000 related to depreciated investment securities.

At June 30, 2002, the fund had a capital loss carryforward of approximately $1,749,301,000 all of which will expire on June 30, 2010.
The fund intends to elect to defer to its fiscal year ending June 30, 2003 approximately $534,089,000 of losses recognized during the period November 1, 2001 to June 30, 2002.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	June 30, 2002
Assets
Investment in securities, at value (including securities loaned of $24,403) (cost $10,428,050) - See accompanying schedule		$ 10,520,409
Receivable for investments sold		22,425
Receivable for fund shares sold		9,523
Dividends receivable		10,184
Interest receivable		746
Other receivables		46
Total assets		10,563,333
Liabilities
Payable for investments purchased	$ 31,979
Payable for fund shares redeemed	16,250
Accrued management fee	3,332
Other payables and accrued expenses	1,859
Collateral on securities loaned, at value	24,325
Total liabilities		77,745
Net Assets		$ 10,485,588
Net Assets consist of:
Paid in capital		$ 12,695,477
Undistributed net investment income		7,309
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(2,309,550)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		92,352
Net Assets, for 418,998 shares outstanding		$ 10,485,588
Net Asset Value, offering price and redemption price per share ($10,485,588 ÷ 418,998 shares)		$ 25.03

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended June 30, 2002
Investment Income
Dividends		$ 143,972
Interest		19,414
Security lending		476
Total income		163,862
Expenses
Management fee	$ 44,836
Transfer agent fees	24,762
Accounting and security lending fees	982
Non-interested trustees' compensation	58
Custodian fees and expenses	242
Registration fees	257
Audit	83
Legal	74
Interest	37
Miscellaneous	719
Total expenses before reductions	72,050
Expense reductions	(7,183)	64,867
Net investment income (loss)		98,995
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities (including realized gain (loss) of ($78,073) on sales of investments in affiliated issuers)	(1,258,813)
Foreign currency transactions	264
Futures contracts	1,988
Total net realized gain (loss)		(1,256,561)
Change in net unrealized appreciation (depreciation) on: Investment securities	(1,737,602)
Assets and liabilities in foreign currencies	53
Total change in net unrealized appreciation (depreciation)		(1,737,549)
Net gain (loss)		(2,994,110)
Net increase (decrease) in net assets resulting from operations		$ (2,895,115)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended June 30, 2002	Year ended June 30, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 98,995	$ 84,461
Net realized gain (loss)	(1,256,561)	(22,912)
Change in net unrealized appreciation (depreciation)	(1,737,549)	(2,073,876)
Net increase (decrease) in net assets resulting from operations	(2,895,115)	(2,012,327)
Distributions to shareholders from net investment income	(90,485)	(92,413)
Distributions to shareholders in excess of net investment income	-	(13,650)
Distributions to shareholders from net realized gain	-	(1,213,113)
Distributions to shareholders in excess of net realized gain	-	(983,529)
Total distributions	(90,485)	(2,302,705)
Share transactions Net proceeds from sales of shares	1,991,479	3,102,611
Reinvestment of distributions	84,726	2,176,720
Cost of shares redeemed	(2,899,296)	(4,049,256)
Net increase (decrease) in net assets resulting from share transactions	(823,091)	1,230,075
Total increase (decrease) in net assets	(3,808,691)	(3,084,957)
Net Assets
Beginning of period	14,294,279	17,379,236
End of period (including undistributed net investment income of $7,309 and undistributed net investment income of $34,380, respectively)	$ 10,485,588	$ 14,294,279
Other Information Shares
Sold	71,457	90,100
Issued in reinvestment of distributions	3,090	61,155
Redeemed	(104,532)	(117,919)
Net increase (decrease)	(29,985)	33,336

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended June 30,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 31.84	$ 41.81	$ 40.39	$ 35.22	$ 28.83
Income from Investment Operations
Net investment income (loss) C	.23	.19	.23	.31	.32
Net realized and unrealized gain (loss)	(6.83)	(4.72)	3.61	6.96	8.74
Total from investment operations	(6.60)	(4.53)	3.84	7.27	9.06
Distributions from net investment income	(.21)	(.21)	(.21)	(.29)	(.31)
Distributions in excess of net investment income	-	(.03)	-	-	-
Distributions from net realized gain	-	(2.87)	(2.21)	(1.81)	(2.36)
Distributions in excess of net realized gain	-	(2.33)	-	-	-
Total distributions	(.21)	(5.44)	(2.42)	(2.10)	(2.67)
Net asset value, end of period	$ 25.03	$ 31.84	$ 41.81	$ 40.39	$ 35.22
Total Return B	(20.78)%	(11.76)%	10.47%	21.95%	33.54%
Ratios to Average Net Assets A
Expenses before expense reductions	.59%	.56%	.56%	.57%	.58%
Expenses net of voluntary waivers, if any	.59%	.56%	.56%	.57%	.58%
Expenses net of all reductions	.53%	.51%	.53%	.55%	.56%
Net investment income (loss)	.82%	.55%	.57%	.87%	1.01%
Supplemental Data
Net assets, end of period (in millions)	$ 10,486	$ 14,294	$ 17,379	$ 13,842	$ 8,726
Portfolio turnover rate	155%	217%	113%	71%	65%

A Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended June 30, 2002
(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Fund (the fund) is a fund of Fidelity Hastings Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 pm Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information, if any, regarding income taxes under the caption "Income Tax Information."

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for futures transactions, foreign currency transactions, market discount, non-taxable dividends, capital loss carryforwards, and losses deferred due to wash sales and excise tax regulations.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

As of June 30, 2002, undistributed net income and accumulated loss on a tax basis were as follows:

Undistributed ordinary income	$ 7,309
Capital loss carryforwards	$ 1,749,301

The tax character of distributions paid during the year was as follows:

Ordinary income	$ 90,485

Annual Report

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Losses may arise from changes in the value of the underlying instruments or if the counter-parties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .09% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .37% of the fund's average net assets.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .20% of average net assets.

Accounting and Security Lending Fees. FSC maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $15,594 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. Information regarding the fund's participation in the program is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

Annual Report

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Certain security trades were directed to brokers who paid $6,995 of the fund's expenses. In addition, through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody and transfer agent expenses by $6 and $182, respectively.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

8. Transactions with Affiliated Companies.

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:

Summary of Transactions with Affiliated Companies
Affiliate	Purchase Cost	Sales Cost	Dividend Income	Value
Ditech Communications Corp	$ -	$ 75,508	$ -	$ -
Kinder Morgan Management LLC	-	66,084	-	-
TOTALS	$ -	$ 141,592	$ -	$ -

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity Hastings Street Trust and the Shareholders of Fidelity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Fund (a fund of Fidelity Hastings Street Trust) at June 30, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Boston, Massachusetts

August 5, 2002

Annual Report

Trustees and Officers

The Trustees and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy and William S. Stavropoulos, each of the Trustees oversees 262 funds advised by FMR or an affiliate. Mr. McCoy oversees 264 funds advised by FMR or an affiliate, and Mr. Stavropoulos oversees 208 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (72)**

Year of Election or Appointment: 1984

President of Fidelity Fund. Mr. Johnson also serves as President of other Fidelity funds. He is Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; a Director of Fidelity Management & Research (U.K.) Inc.; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director (1997) of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (40)**

Year of Election or Appointment: 2001

Senior Vice President of Fidelity Fund (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (59)

Year of Election or Appointment: 1990

Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee and President of the funds, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (59)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of AT&T (2001), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), a Director of the STAR Foundation (Society to Advance the Retarded and Handicapped), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida.

Ralph F. Cox (70)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of Waste Management Inc. (non-hazardous waste), CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (70)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Toshiba International Advisory Group of Toshiba Corporation (2001) and a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., Nabisco Brands, Inc., and Standard Brands, Inc.

Robert M. Gates (58)

Year of Election or Appointment: 1997

Mr. Gates is a consultant, educator, and lecturer. He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Mr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Mr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), TRW Inc. (automotive, space, defense, and information technology), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Mr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines) and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Mr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (69)

Year of Election or Appointment: 1987

Mr. Kirk is a Public Governor of the National Association of Securities Dealers, Inc., and of the American Stock Exchange (2001), a Director and former Chairman of the Board of Directors of National Arts Stabilization Inc., a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, and a Director of the Yale-New Haven Health Services Corp. (1998). Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (55)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and America West Holdings Corporation (aviation and travel services, 1999). Ms. Knowles is a Trustee of the Brookings Institution and serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (58)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman and C.E.O. of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Marvin L. Mann (69)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage, 1997) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (68)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (63)

Year of Election or Appointment: 2001

Mr. Stavropoulos also serves as a Trustee (2001) or Member of the Advisory Board (2000) of other investment companies advised by FMR. He is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), and the Chemical Financial Corporation. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Executive Officers:

Correspondence intended for each executive officer may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Bart A. Grenier (43)

Year of Election or Appointment: 2001

Vice President of Fidelity Fund. Mr. Grenier also serves as Vice President of certain Equity Funds (2001), a position he previously held from 1999 to 2000, and Vice President of certain High Income Funds (2002). He is Senior Vice President of FMR (1999) and FMR Co., Inc. (2001), and Group Leader of Fidelity's Asset Allocation Group (2000), Fidelity's Growth and Income Group, and Fidelity's Value Group (2001). Previously, Mr. Grenier served as President of Fidelity Ventures (2000), Vice President of certain High Income Bond Funds (1997-2000), Group Leader of the Income-Growth and Asset Allocation-Income Groups (1996-2000), and Assistant Equity Division Head (1997-2000).

John D. Avery (37)

Year of Election or Appointment: 2002

Vice President of Fidelity Fund. Mr. Avery also serves as Vice President of other Fidelity funds advised by FMR. Prior to assuming his current responsibilities, Mr. Avery managed a variety of Fidelity funds.

Eric D. Roiter (53)

Year of Election or Appointment: 1998

Secretary of Fidelity Fund. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Secretary of Fidelity Southwest Company (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Maria F. Dwyer (43)

Year of Election or Appointment: 2002

Treasurer of Fidelity Fund. She also serves as Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

John H. Costello (55)
Year of Election or Appointment: 1986 Assistant Treasurer of Fidelity Fund. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (55)

Year of Election or Appointment: 2002

Assistant Treasurer of Fidelity Fund. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), Compliance Officer of FMR Corp., and Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002) and Fidelity Management & Research (Far East) Inc. (1991-2002).

Thomas J. Simpson (44)

Year of Election or Appointment: 2000

Assistant Treasurer of Fidelity Fund. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

A total of 1.64% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2003 of amounts for use in preparing 2002 income tax returns.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

(computer_graphic)

Fidelity On-line Xpress+®

Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-0240 or visit our web site for more information on how to manage your investments via your PC.

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

Investment Adviser

Fidelity Management &
Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

Fidelity's Growth and Income Funds

Balanced Fund

Convertible Securities Fund

Equity-Income Fund

Equity-Income II Fund

Fidelity® Fund

Global Balanced Fund

Growth & Income Portfolio

Growth & Income II Portfolio

Puritan® Fund

Real Estate Investment Portfolio

Utilities Fund

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

FID-ANN-0802 157784
1.705632.105

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

Fidelity Fifty®

Annual Report

June 30, 2002

(2_fidelity_logos) (Registered_Trademark)

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Accountants	<Click Here>	The auditors' opinion.
Trustees and Officers	<Click Here>
Distributions	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Semiannual Report

President's Message

(Photograph of Edward C. Johnson 3d.)

Dear Shareholder:

Investors' growing doubts about the integrity of Corporate America's bookkeeping factored heavily into the substandard performance of U.S. equity markets for the first half of 2002. Fixed-income markets provided some respite for investors, offering moderate but steady gains throughout the first half of the year.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Fidelity Fifty® had a 3% sales charge, which was waived beginning January 31, 2000 through December 23, 2001. Effective December 24, 2001 the sales charge was eliminated.

Cumulative Total Returns

Periods ended June 30, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity Fifty	2.83%	59.17%	211.92%
S&P 500 ®	-17.99%	19.70%	153.49%
Capital Appreciation Funds Average	-17.61%	23.96%	n/a *

Cumulative total returns show the fund's performance in percentage terms over a set period in this case, one year, five years or since the fund started on September 17, 1993. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Standard & Poor's 500SM  Index (S&P 500®) a market capitalization-weighted index of common stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the capital appreciation funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 376 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created additional comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page <Click Here> of this report.(dagger)

Average Annual Total Returns

Periods ended June 30, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity Fifty	2.83%	9.74%	13.82%
S&P 500	-17.99%	3.66%	11.16%
Capital Appreciation Funds Average	-17.61%	3.51%	n/a *

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

* Not available

Annual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Fifty on September 17, 1993, when the fund started. As the chart shows, by June 30, 2002, the value of the investment would have grown to $31,192 a 211.92% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $25,349 - a 153.49% increase.

The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

(dagger) The Lipper SM multi-cap value funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The Lipper multi-cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of June 30, 2002, the one year and five year cumulative total returns for the multi-cap value funds were -10.19%, and 34.26%, respectively; and the one year and five year average annual total returns were -10.19% and 5.81%, respectively. The one year, and five year cumulative total returns for the multi-cap supergroup average were -18.22%, and 24.42%, respectively; and the one year and five year average annual total returns were -18.22% and 4.05%, respectively.

Annual Report

Fund Talk: The Manager's Overview

Market Recap

The world is a very different place today than it was at the beginning of the 12-month period ending June 30, 2002. Domestic security, something that many of us took almost for granted, was forever altered on September 11, 2001. Not long after, the trustworthiness of Corporate America's certified financial statements - seemingly so ironclad not long ago - was severely challenged by the Enron and WorldCom scandals, among others. These were just a few of the events that tested the equity markets during the past 12 months, a year in which investors also faced a recession, the war against terrorism and heightened geopolitical unrest. As one might expect, most major U.S. stock market indexes trended lower throughout the year, and few sectors were spared from losses. However, pockets of strength were found in several of the more defensive categories, including gold and consumer staples. Also, consumer spending was amazingly resilient and helped pull the economy out of recession. Unfortunately, a lack of corporate spending prevented the economy from growing further, faster. When all was said and done, the blue-chip bellwether Dow Jones Industrial AverageSM ended the 12-month period down 10.31%; the NASDAQ Composite® Index declined 32.08%; and the large-cap weighted Standard & Poor's 500SM Index suffered a loss of 17.99%.

(Portfolio Manager photograph)
Note to shareholders: Fergus Shiel became Portfolio Manager of Fidelity Fifty on June 20, 2002.

Q. How did the fund perform, Fergus?

A. For the one-year period ending June 30, 2002, the fund returned 2.83%. In comparison, the Standard & Poor's 500 Index fell 17.99% and the capital appreciation funds average, as tracked by Lipper Inc., dropped 17.61%.

Q. Why did the fund outperform its index and peer group average by such wide margins during the past year?

A. A number of issues created an unsettling environment for stock investing. Corporate earnings on the whole proved disappointing. The future of the economy remained in doubt. Litigation alleging fraudulent analyst stock recommendations at major brokerage houses caused the average investor to question the industry's reputation. Additionally, the residue of the Enron debacle cast a dark shadow over a number of companies that misled investors on profitability. Fortunately, the former manager's positioning of the fund - in strong-performing gold and energy stocks representing more than 54% of the fund's assets at period end - helped it avoid much of the broader market's troubles. Gold stocks, including fund holdings Newmont Mining and Barrick Gold, for example, appreciated sharply as defensive plays. The fund's emphasis in the energy sector, on such services stocks as BJ Services, Grey Wolf and Apache, also worked out nicely as another drilling cycle emerged amid perceptions of a global economic rebound. The fund also had little or no exposure to the worst performing areas of the market, including biotechnology, technology and large-cap stocks.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. The fund's cash level has hovered around 20% of net assets since February, peaking at more than 32% when you took over in June. Was that a level you were comfortable with?

A. No, it's not my style . . . even in the challenging equity investment climate that existed. I believe the role of an equity fund manager is to assume a certain amount of risk in selecting a portfolio of stocks he or she believes could outperform the broader market over time. Presumably, shareholders in Fidelity Fifty understand there is some risk involved with buying an equity fund. I didn't want to hastily spend down the cash level simply for the sake of doing so. I had some ideas, but I didn't want to make an investment in a company if the timing wasn't right for a particular reason, such as an unfavorable pricing point or temporarily poor business conditions. That said, I did find a few opportunities that lowered the fund's cash level by about a third, such as a sizable new position in tobacco company Philip Morris, which I discuss in more detail in the callout box at the end of this interview.

Q. Did you make any other changes since taking over the fund?

A. I eliminated some of the smallest positions in the fund that would have had little impact on future performance just by the nature of their size. Fidelity Fifty is designed to be a concentrated equity fund of the manager's best ideas, and I believe all of them should have the potential to measurably impact performance. Although the fund performed well during the past year with its current positioning, shareholders should be aware there could be additional changes going forward.

Q. Which stocks performed poorly?

A. Long-distance provider AT&T and coal producer Massey Energy suffered from disappointing first-quarter financial results. Additionally, Philip Morris was hurt in late June by a couple of unfavorable judicial decisions that went against the tobacco industry, but I viewed these as short-term obstacles.

Q. What's your outlook?

A. It's been a difficult equity-investing climate and could remain so for some time. The S&P 500 index is down roughly 30% from its all-time high set in March of 2000, but that isn't much of a retrenchment considering this index gained more than 20% year after year in the late 1990s. If and when the equity market rebounds with some consistency, I believe the leaders will not be the same stocks that led the markets throughout the 1990s. I can't pinpoint yet exactly what those stocks are, but when gold stocks have taken over the markets' leadership - as they did during the past six months - it frequently has indicated that another very dramatic change is underway.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fund Facts

Goal: seeks capital appreciation by investing mainly in equity securities, normally 50 to 60 stocks

Fund number: 500

Trading symbol: FFTYX

Start date: September 17, 1993

Size: as of June 30, 2002, more than $741 million

Manager: J. Fergus Shiel, since June 2002; manager, Fidelity® Advisor Fifty, since June 2002; Fidelity Advisor Dynamic Capital Appreciation Fund, since 1998; Fidelity Independence Fund, since 1996; Fidelity Trend Fund, 1995-1996; Fidelity Dividend Growth Fund, 1994-1995; several Fidelity Select Portfolios®, 1991-1993, joined Fidelity in 1989

3

Fergus Shiel on his investing style:

"My approach is a natural fit for the goal of Fidelity Fifty. In managing other Fidelity funds, I've often taken large positions in stocks in which my conviction is strongest. For example, roughly two years ago, I built a significant position in two tobacco stocks - Philip Morris and RJ Reynolds - for Fidelity Independence Fund, which I've managed since 1996. I owned these companies because they were incredibly cheap, produced a high dividend yield and generated strong cash flow, among other reasons. Additionally, I felt the tobacco industry litigation would subside. I didn't believe the U.S. government would put the industry out of business - at least in the short term - because I was confident it wouldn't want to eliminate a major source of tax revenue. Not all my decisions have shown positive results, but this strategy was the biggest contributor to that fund's performance overall during the past two years.

"Overall, I believe a capital appreciation fund manager should utilize the fund's flexibility to find the market's best opportunities, wherever they exist at any given time. I believe different types of stocks can appreciate for many different reasons. As a result, it's not unusual for me to own high growth stocks, turnaround situations or value stocks selling at a reasonable price."

Annual Report

Investment Changes

Top Ten Stocks as of June 30, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Newmont Mining Corp. Holding Co.	9.7	12.8
Philip Morris Companies, Inc.	5.9	1.8
Burlington Resources, Inc.	5.0	9.1
Exxon Mobil Corp.	3.8	6.4
Barrick Gold Corp.	3.2	6.1
Schlumberger Ltd. (NY Shares)	2.9	7.3
Massey Energy Corp.	2.5	0.8
Southern Co.	2.5	4.0
Placer Dome, Inc.	2.5	3.7
Grey Wolf, Inc.	2.2	2.0
	40.2
Top Five Market Sectors as of June 30, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Materials	28.4	27.2
Energy	25.8	39.9
Consumer Staples	7.9	2.0
Utilities	5.9	12.5
Health Care	3.3	0.0
Asset Allocation (% of fund's net assets)
As of June 30, 2002 *		As of December 31, 2001 **
	Stocks 80.7%		Stocks 90.4%
	Short-Term Investments and Net Other Assets 19.3%		Short-Term Investments and Net Other Assets 9.6%
* Foreign investments	20.2%	** Foreign investments	21.2%

Annual Report

Investments June 30, 2002

Showing Percentage of Net Assets

Common Stocks - 80.7%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 1.0%
Media - 0.5%
AOL Time Warner, Inc. (a)	185,100	$ 2,722,821
Charter Communications, Inc. Class A (a)	277,800	1,133,424
		3,856,245
Specialty Retail - 0.5%
Best Buy Co., Inc. (a)	92,600	3,361,380
TOTAL CONSUMER DISCRETIONARY		7,217,625
CONSUMER STAPLES - 7.9%
Tobacco - 7.9%
Philip Morris Companies, Inc.	1,001,000	43,723,680
RJ Reynolds Tobacco Holdings, Inc.	276,000	14,835,000
		58,558,680
ENERGY - 25.8%
Energy Equipment & Services - 12.6%
Baker Hughes, Inc.	71,800	2,390,222
BJ Services Co. (a)	479,200	16,235,296
CHC Helicopter Corp. Class A (sub. vtg.) (a)	92,600	2,106,905
Grant Prideco, Inc. (a)	278,800	3,791,680
Grey Wolf, Inc. (a)	4,058,000	16,597,220
Nabors Industries Ltd. (a)	460,300	16,248,590
Noble Corp. (a)	70,200	2,709,720
Oceaneering International, Inc. (a)	50,000	1,350,000
Schlumberger Ltd. (NY Shares)	458,600	21,324,900
Transocean, Inc.	195,400	6,086,710
Weatherford International Ltd. (a)	116,260	5,022,432
		93,863,675
Oil & Gas - 13.2%
Anadarko Petroleum Corp.	52,700	2,598,110
Apache Corp.	181,580	10,437,218
Burlington Resources, Inc.	975,000	37,050,000
ChevronTexaco Corp.	60,200	5,327,700
Conoco, Inc.	158,100	4,395,180
Exxon Mobil Corp.	691,600	28,300,272
Newfield Exploration Co. (a)	52,700	1,958,859
Common Stocks - continued
	Shares	Value (Note 1)
ENERGY - continued
Oil & Gas - continued
Phillips Petroleum Co.	42,200	$ 2,484,736
Royal Dutch Petroleum Co. (NY Shares)	93,100	5,145,637
		97,697,712
TOTAL ENERGY		191,561,387
FINANCIALS - 1.3%
Diversified Financials - 1.3%
Merrill Lynch & Co., Inc.	231,500	9,375,750
HEALTH CARE - 3.3%
Health Care Providers & Services - 2.6%
Tenet Healthcare Corp. (a)	92,600	6,625,530
UnitedHealth Group, Inc.	138,900	12,716,295
		19,341,825
Pharmaceuticals - 0.7%
Bristol-Myers Squibb Co.	185,200	4,759,640
TOTAL HEALTH CARE		24,101,465
INDUSTRIALS - 2.5%
Aerospace & Defense - 1.1%
General Dynamics Corp.	78,900	8,391,015
Commercial Services & Supplies - 0.9%
First Data Corp.	92,500	3,441,000
Paychex, Inc.	92,600	2,897,454
		6,338,454
Construction & Engineering - 0.5%
Jacobs Engineering Group, Inc. (a)	111,000	3,860,580
TOTAL INDUSTRIALS		18,590,049
INFORMATION TECHNOLOGY - 2.7%
IT Consulting & Services - 0.4%
Electronic Data Systems Corp.	92,600	3,440,090
Office Electronics - 1.6%
Xerox Corp. (a)	1,666,700	11,616,899
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Semiconductor Equipment & Products - 0.7%
Semtech Corp. (a)	68,400	$ 1,826,280
Texas Instruments, Inc.	139,000	3,294,300
		5,120,580
TOTAL INFORMATION TECHNOLOGY		20,177,569
MATERIALS - 28.4%
Metals & Mining - 28.4%
Agnico-Eagle Mines Ltd.	120,300	1,753,367
Alcan, Inc.	105,400	4,010,803
Arch Coal, Inc.	278,500	6,324,735
Barrick Gold Corp.	1,254,500	23,852,295
Compania de Minas Buenaventura SA sponsored ADR	279,500	7,155,200
CONSOL Energy, Inc.	92,500	1,965,625
Echo Bay Mines Ltd. (a)	5,121,400	5,876,961
Freeport-McMoRan Copper & Gold, Inc. Class B (a)	279,869	4,995,662
Goldcorp, Inc.	279,000	2,857,528
Harmony Gold Mining Co. Ltd. sponsored ADR	814,800	11,024,244
Massey Energy Corp.	1,474,600	18,727,420
Meridian Gold, Inc. (a)	93,300	1,519,825
Newcrest Mining Ltd.	3,140,900	13,417,011
Newmont Mining Corp. Holding Co.	2,744,200	72,254,785
Peabody Energy Corp.	92,500	2,617,750
Phelps Dodge Corp.	344,000	14,172,800
Placer Dome, Inc.	1,625,000	18,218,690
		210,744,701
TELECOMMUNICATION SERVICES - 1.9%
Diversified Telecommunication Services - 1.9%
AT&T Corp.	640,500	6,853,350
KT Corp. sponsored ADR	331,500	7,176,975
		14,030,325
UTILITIES - 5.9%
Electric Utilities - 5.9%
Ameren Corp.	156,100	6,713,861
American Electric Power Co., Inc.	338,300	13,538,766
Common Stocks - continued
	Shares	Value (Note 1)
UTILITIES - continued
Electric Utilities - continued
Entergy Corp.	125,100	$ 5,309,244
Southern Co.	667,300	18,284,020
		43,845,891
TOTAL COMMON STOCKS (Cost $578,082,700)		598,203,442
Money Market Funds - 25.2%

Fidelity Cash Central Fund, 1.89% (b)	174,497,101	174,497,101
Fidelity Securities Lending Cash Central Fund, 1.93% (b)	12,717,000	12,717,000
TOTAL MONEY MARKET FUNDS (Cost $187,214,101)		187,214,101
Cash Equivalents - 1.2%
	Maturity Amount
Investments in repurchase agreements (U.S. Treasury Obligations), in a joint trading account at 1.93%, dated 6/28/02 due 7/1/02 (Cost $8,841,000)	$ 8,842,425	8,841,000
TOTAL INVESTMENT PORTFOLIO - 107.1% (Cost $774,137,801)		794,258,543
NET OTHER ASSETS - (7.1)%		(52,812,397)
NET ASSETS - 100%		$ 741,446,146
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	79.8%
Canada	8.1
Netherlands Antilles	2.9
Bermuda	2.9
Australia	1.8
South Africa	1.5
Korea (South)	1.0
Peru	1.0
Others (individually less than 1%)	1.0
100.0%
Purchases and sales of securities, other than short-term securities, aggregated $382,756,872 and $213,032,392, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $21,305 for the period.
Income Tax Information

At June 30, 2002, the aggregate cost of investment securities for income tax purposes was $780,441,869. Net unrealized appreciation aggregated $13,816,674, of which $47,762,977 related to appreciated investment securities and $33,946,303 related to depreciated investment securities.

At June 30, 2002, the fund had a capital loss carryforward of approximately $47,307,000 of which $24,074,000 and $23,233,000 will expire on June 30, 2009 and 2010, respectively.
The fund intends to elect to defer to its fiscal year ending June 30, 2003 approximately $18,131,000 of losses recognized during the period November 1, 2001 to June 30, 2002.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	June 30, 2002
Assets
Investment in securities, at value (including securities loaned of $10,966,315 and repurchase agreements of $8,841,000)(cost $774,137,801) - See accompanying schedule		$ 794,258,543
Receivable for investments sold		34,738,653
Receivable for fund shares sold		4,063,303
Dividends receivable		710,997
Interest receivable		249,713
Redemption fees receivable		4,008
Other receivables		10,689
Total assets		834,035,906
Liabilities
Payable to custodian bank	$ 1,602,988
Payable for investments purchased	69,990,668
Payable for fund shares redeemed	7,671,244
Accrued management fee	452,348
Other payables and accrued expenses	155,512
Collateral on securities loaned, at value	12,717,000
Total liabilities		92,589,760
Net Assets		$ 741,446,146
Net Assets consist of:
Paid in capital		$ 791,086,411
Undistributed net investment income		1,909,181
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(71,670,630)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		20,121,184
Net Assets, for 43,140,099 shares outstanding		$ 741,446,146
Net Asset Value, offering price and redemption price per share ($741,446,146 ÷ 43,140,099 shares)		$ 17.19

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended June 30, 2002
Investment Income
Dividends		$ 6,629,043
Interest		1,522,538
Security lending		172,894
Total income		8,324,475
Expenses
Management fee Basic fee	$ 2,838,188
Performance adjustment	935,763
Transfer agent fees	1,350,477
Accounting and security lending fees	172,969
Non-interested trustees' compensation	1,567
Custodian fees and expenses	11,038
Registration fees	109,766
Audit	29,563
Legal	2,614
Miscellaneous	40,119
Total expenses before reductions	5,492,064
Expense reductions	(154,459)	5,337,605
Net investment income (loss)		2,986,870
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(37,695,876)
Foreign currency transactions	(7,885)
Total net realized gain (loss)		(37,703,761)
Change in net unrealized appreciation (depreciation) on: Investment securities	34,569,075
Assets and liabilities in foreign currencies	7,115
Total change in net unrealized appreciation (depreciation)		34,576,190
Net gain (loss)		(3,127,571)
Net increase (decrease) in net assets resulting from operations		$ (140,701)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended June 30, 2002	Year ended June 30, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 2,986,870	$ 2,941,878
Net realized gain (loss)	(37,703,761)	(19,813,861)
Change in net unrealized appreciation (depreciation)	34,576,190	(31,360,454)
Net increase (decrease) in net assets resulting from operations	(140,701)	(48,232,437)
Distributions to shareholders from net investment income	(2,047,816)	(5,912,015)
Distributions to shareholders from net realized gain	-	(53,696,524)
Distributions to shareholders in excess of net realized gain	-	(13,943,960)
Total distributions	(2,047,816)	(73,552,499)
Share transactions Net proceeds from sales of shares	485,626,754	170,416,636
Reinvestment of distributions	2,002,105	72,136,426
Cost of shares redeemed	(173,527,810)	(227,699,708)
Net increase (decrease) in net assets resulting from share transactions	314,101,049	14,853,354
Redemption fees	160,544	219,588
Total increase (decrease) in net assets	312,073,076	(106,711,994)
Net Assets
Beginning of period	429,373,070	536,085,064
End of period (including undistributed net investment income of $1,909,181 and undistributed net investment income of $978,015, respectively)	$ 741,446,146	$ 429,373,070
Other Information Shares
Sold	27,683,215	9,325,509
Issued in reinvestment of distributions	124,023	4,044,395
Redeemed	(10,225,915)	(12,537,347)
Net increase (decrease)	17,581,323	832,557

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended June 30,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 16.80	$ 21.68	$ 21.39	$ 17.25	$ 16.31
Income from Investment Operations
Net investment income (loss) C	.10	.12	.15	.07	.04
Net realized and unrealized gain (loss)	.36 D	(1.86)	1.60	4.76	2.95
Total from investment operations	.46	(1.74)	1.75	4.83	2.99
Distributions from net investment income	(.08)	(.25)	(.03)	(.02)	(.05)
Distributions from net realized gain	-	(2.30)	(1.43)	(.67)	(2.00)
Distributions in excess of net realized gain	-	(.60)	-	-	-
Total distributions	(.08)	(3.15)	(1.46)	(.69)	(2.05)
Redemption fees added to paid in capital C	.01	.01	-	-	-
Net asset value, end of period	$ 17.19	$ 16.80	$ 21.68	$ 21.39	$ 17.25
Total Return A,B	2.83%	(8.76)%	9.22%	29.38%	20.06%
Ratios to Average Net Assets E
Expenses before expense reductions	1.12%	.95%	.88%	.83%	.80%
Expenses net of voluntary waivers, if any	1.12%	.95%	.88%	.83%	.80%
Expenses net of all reductions	1.09%	.90%	.80%	.79%	.77%
Net investment income (loss)	.61%	.66%	.70%	.37%	.27%
Supplemental Data
Net assets, end of period (000 omitted)	$ 741,446	$ 429,373	$ 536,085	$ 522,077	$ 192,621
Portfolio turnover rate	50%	158%	295%	316%	121%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the former sales charge.

C Calculated based on average shares outstanding during the period.

D The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

E Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended June 30, 2002

1. Significant Accounting Policies.

Fidelity Fifty (the fund) is a fund of Fidelity Hastings Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 pm Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to U.S. federal income taxes to the extent that it distributes all of its taxable income for its fiscal year. The fund may be subject to foreign taxes on income and gains on investments, which are accrued based upon the fund's understanding of the tax rules and regulations that exist in the markets in which it invests. Foreign governments may also impose taxes on other payments or transactions with respect to foreign securities. The fund accrues such taxes as applicable. The Schedule of Investments includes information, if any, regarding income taxes under the caption "Income Tax Information."

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards, and losses deferred due to wash sales and excise tax regulations.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

As of June 30 , 2002, undistributed net income and accumulated loss on a tax basis were as follows:

Undistributed ordinary income	$ 1,909,181
Capital loss carryforwards	47,306,811

The tax character of distributions paid during the year was as follows:

Ordinary income	$ 2,047,816

Annual Report

1. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 30 days are subject to a short-term trading fee equal to .75% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid-in-capital.

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the fund's average net assets over a 36 month performance period). The upward, or downward adjustment to the management fee is based on the fund's relative investment performance as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .77% of the fund's average net assets.

Sales Load. Effective December 24, 2001, the fund's sales charge was eliminated.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .27% of average net assets.

Accounting and Security Lending Fees. FSC maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $1,250,701 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of

Annual Report

6. Security Lending - continued

insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Certain security trades were directed to brokers who paid $153,618 of the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $841.

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity Hastings Street Trust and the Shareholders of Fidelity Fifty:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Fifty (a fund of Fidelity Hastings Street Trust) at June 30, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Fifty's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Boston, Massachusetts

August 5, 2002

Annual Report

Trustees and Officers

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

The Trustees and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy and William S. Stavropoulos, each of the Trustees oversees 262 funds advised by FMR or an affiliate. Mr. McCoy oversees 264 funds advised by FMR or an affiliate, and Mr. Stavropoulos oversees 208 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (72)**

Year of Election or Appointment: 1984

President of Fidelity Fifty. Mr. Johnson also serves as President of other Fidelity funds. He is Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; a Director of Fidelity Management & Research (U.K.) Inc.; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director (1997) of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (40)**

Year of Election or Appointment: 2001

Senior Vice President of Fidelity Fifty (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (59)

Year of Election or Appointment: 1990

Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee and President of the funds, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (59)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of AT&T (2001), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), a Director of the STAR Foundation (Society to Advance the Retarded and Handicapped), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida.

Ralph F. Cox (70)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of Waste Management Inc. (non-hazardous waste), CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (70)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Toshiba International Advisory Group of Toshiba Corporation (2001) and a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., Nabisco Brands, Inc., and Standard Brands, Inc.

Robert M. Gates (58)

Year of Election or Appointment: 1997

Mr. Gates is a consultant, educator, and lecturer. He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Mr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Mr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), TRW Inc. (automotive, space, defense, and information technology), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Mr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines) and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Mr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (69)

Year of Election or Appointment: 1987

Mr. Kirk is a Public Governor of the National Association of Securities Dealers, Inc., and of the American Stock Exchange (2001), a Director and former Chairman of the Board of Directors of National Arts Stabilization Inc., a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, and a Director of the Yale-New Haven Health Services Corp. (1998). Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (55)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and America West Holdings Corporation (aviation and travel services, 1999). Ms. Knowles is a Trustee of the Brookings Institution and serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (58)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman and C.E.O. of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Marvin L. Mann (69)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage, 1997) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (68)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (63)

Year of Election or Appointment: 2001

Mr. Stavropoulos also serves as a Trustee (2001) or Member of the Advisory Board (2000) of other investment companies advised by FMR. He is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), and the Chemical Financial Corporation. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Executive Officers:

Correspondence intended for each executive officer may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
J. Fergus Shiel (44)

Year of Election or Appointment: 2002

Vice president of Fidelity Fifty. He also serves as Vice President of other Fidelity funds (1996). Prior to assuming his current responsibilities, Mr. Shiel managed a variety of Fidelity funds.

Eric D. Roiter (53)

Year of Election or Appointment: 1998

Secretary of Fidelity Fifty. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Secretary of Fidelity Southwest Company (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Maria F. Dwyer (43)

Year of Election or Appointment: 2002

Treasurer of Fidelity Fifty. She also serves as Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

John H. Costello (55)
Year of Election or Appointment: 1993 Assistant Treasurer of Fidelity Fifty. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (55)

Year of Election or Appointment: 2002

Assistant Treasurer of Fidelity Fifty. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), Compliance Officer of FMR Corp., and Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002) and Fidelity Management & Research (Far East) Inc. (1991-2002).

Thomas J. Simpson (44)

Year of Election or Appointment: 2000

Assistant Treasurer of Fidelity Fifty. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

The fund designates 100% and 100% of the dividends distributed in August and December, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2003 of amounts for use in preparing 2002 income tax returns.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

(computer_graphic)

Fidelity On-line Xpress+®

Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-0240 or visit our web site for more information on how to manage your investments via your PC.

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)

Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)

For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048

Selling shares

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

Overnight Express
Fidelity Investments
Attn: Redemptions - CP6I

400 East Las Colinas Blvd.
Irving, TX 75039-5587

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)

For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

Overnight Express
Fidelity Investments
Attn: Redemptions - CP5L

400 East Las Colinas Blvd.
Irving, TX 75039-5587

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

7373 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

851 East Hamilton Avenue
Campbell, CA

527 North Brand Boulevard
Glendale, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

10100 Santa Monica Blvd.
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73-575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

1760 Challenge Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

8 Montgomery Street
San Francisco, CA

21701 Hawthorne Boulevard
Torrance, CA

1400 Civic Drive
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

Colorado

1625 Broadway
Denver, CO

9185 East Westview Road
Littleton, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

222 Delaware Avenue
Wilmington, DE

Florida

4400 N. Federal Highway
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

2401 PGA Boulevard
Palm Beach Gardens, FL

8065 Beneva Road
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1700 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7401 Wisconsin Avenue
Bethesda, MD

One W. Pennsylvania Ave.
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

25 State Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

416 Belmont Street
Worcester, MA

Annual Report

Michigan

280 Old N. Woodward Ave.
Birmingham, MI

43420 Grand River Avenue
Novi, MI

29155 Northwestern Hwy.
Southfield, MI

Minnesota

7600 France Avenue South
Edina, MN

Missouri

8885 Ladue Road
Ladue, MO

New Jersey

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

501 Route 17, South
Paramus, NJ

New York

1055 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

North Carolina

4611 Sharon Road
Charlotte, NC

Ohio

3805 Edwards Road
Cincinnati, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

16850 SW 72nd Avenue
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

47 Providence Place
Providence, RI

Tennessee

6150 Poplar Avenue
Memphis, TN

Texas

10000 Research Boulevard
Austin, TX

4017 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
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Annual Report

Annual Report

Annual Report

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Fidelity®

Growth & Income II

Portfolio

Annual Report

June 30, 2002

(2_fidelity_logos) (Registered_Trademark)

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Accountants	<Click Here>	The auditors' opinion.
Trustees and Officers	<Click Here>
Distributions	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Semiannual Report

President's Message

(Photograph of Edward C. Johnson 3d.)

Dear Shareholder:

Investors' growing doubts about the integrity of Corporate America's bookkeeping factored heavily into the substandard performance of U.S. equity markets for the first half of 2002. Fixed-income markets provided some respite for investors, offering moderate but steady gains throughout the first half of the year.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Cumulative Total Returns

Periods ended June 30, 2002	Past 1 year	Life of fund
Fidelity® Growth & Income II	-17.42%	-18.34%
S&P 500 ®	-17.99%	-15.54%
Growth & Income Funds Average	-14.50%	n/a*

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, or since the fund started on December 28, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Standard & Poor's 500SM Index - a market capitalization-weighted index of common stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the growth and income funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 1,088 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created additional comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page <Click Here> of this report.(dagger)

Average Annual Total Returns

Periods ended June 30, 2002	Past 1 year	Life of fund
Fidelity Growth & Income II	-17.42%	-5.61%
S&P 500	-17.99%	-4.70%
Growth & Income Funds Average	-14.50%	n/a*

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity® Growth & Income II Portfolio on December 28, 1998, when the fund started. As the chart shows, by June 30, 2002, the value of the investment would have been $8,166 - an 18.34% decrease on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have been $8,446 - a 15.54% decrease.

The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

(dagger) The LipperSM large-cap core funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The Lipper large-cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of June 30, 2002, the one year cumulative total return for the large-cap core funds was -19.06%, and the one year average annual total return was -19.06%. The one year cumulative total return for the large-cap supergroup average was -20.60%, and the one year average annual total return was -20.60%.

Annual Report

Fund Talk: The Manager's Overview

Market Recap

The world is a very different place today than it was at the beginning of the 12-month period ending June 30, 2002. Domestic security, something that many of us took almost for granted, was forever altered on September 11, 2001. Not long after, the trustworthiness of Corporate America's certified financial statements - seemingly so ironclad not long ago - was severely challenged by the Enron and WorldCom scandals, among others. These were just a few of the events that tested the equity markets during the past 12 months, a year in which investors also faced a recession, the war against terrorism and heightened geopolitical unrest. As one might expect, most major U.S. stock market indexes trended lower throughout the year, and few sectors were spared from losses. However, pockets of strength were found in several of the more defensive categories, including gold and consumer staples. Also, consumer spending was amazingly resilient and helped pull the economy out of recession. Unfortunately, a lack of corporate spending prevented the economy from growing further, faster. When all was said and done, the blue-chip bellwether Dow Jones Industrial AverageSM ended the 12-month period down 10.31%; the NASDAQ Composite® Index declined 32.08%; and the large-cap weighted Standard & Poor's 500SM Index suffered a loss of 17.99%.

(Portfolio Manager photograph)
An interview with Louis Salemy, Portfolio Manager of Fidelity Growth & Income II Portfolio

Q. How did the fund perform, Louis?

A. For the 12-month period that ended June 30, 2002, the fund delivered a total return of -17.42%. During the same period, the Standard & Poor's 500 Index and the growth & income funds average tracked by Lipper Inc. declined 17.99% and 14.50%, respectively.

Q. What accounted for the fund's performance versus its index during the past 12 months?

A. While being conservative helped in an uncertain market environment, poor stock picking hurt our relative performance. In terms of sector positioning, shying away from technology stocks gained us a slight return advantage over the index. The fund also was helped by my decision to reduce its tech weighting based on my cautious growth outlook for a sector vulnerable to further declines. I felt that the earnings expectations and valuations of tech hardware firms were still too high given further deterioration in capital spending and the absence of any major breakthrough technologies to drive another growth wave. Not owning companies such as IBM and Intel, and underweighting Cisco Systems, all of which were hurt as the market rotated away from large-cap growth stocks, further benefited the fund. However, the stocks I felt could benefit from a PC upgrade cycle, such as Microsoft, generally dampened performance.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. What can you tell us about some of your other key strategies and how they influenced performance?

A. The fund's stake in defensive, stable-growth stocks paid off. While it was tough to find many quality companies that were attractively priced and had good earnings growth, I was successful in consumer staples with Gillette and Philip Morris, and such specialty retailers as Hollywood Entertainment. The fund benefited from my decision to further emphasize these names, as well as steady growing defensive financials such as Freddie Mac and Fannie Mae, which served as a hedge against my more "offensive" positioning in the brokerage houses. Overweighting defense contractors such as Lockheed Martin also aided performance, as these stocks rode a sustained up-cycle in U.S. defense spending. Finally, trimming some cyclical positions to take profits during the spring increased the fund's cash weighting, which, given the weak equity market, helped performance. Despite the fact that we remained a step ahead of the index during the period, it was a struggle keeping pace with the fund's average Lipper peer, which tended to be more conservatively positioned than we were and more heavily exposed to strong-performing traditional cyclical stocks.

Q. What factors dragged on fund results?

A. The fund lost ground by investing in a handful of companies, including Tyco International and Adelphia Communications - both of which the fund no longer holds - that were wracked by accounting scandals and credit-quality downgrades. On a sector level, the fund's fairly aggressive positioning in financial stocks hurt results. Here, we emphasized cyclically sensitive brokerage firms - including Merrill Lynch and Morgan Stanley - and other transaction-oriented companies, which all stood to benefit from a potential economic rebound and a pickup in merger and acquisition activity. Given how well these companies managed expenses during the slowdown, I believed a snap back in equity valuations and transaction volumes would result in even higher revenues and earnings. Unfortunately, we were early, and persistently weak capital markets activity plagued these stocks.

Q. What other moves disappointed?

A. The fund remained underweighted in banks based on my concerns about credit quality and lower net interest margins due to potential yield-curve flattening. This strategy failed, however, as banks continued to benefit from last year's sharply declining interest rates. In the biotechnology industry, our holdings in Amgen overwhelmed what we gained from otherwise underweighting a group that stumbled on numerous disappointments with high-profile drugs. Finally, stock selection in telecommunication services also detracted, particularly our holdings in beleaguered wireless providers such as Nextel.

Q. What's your outlook for the coming months, Louis?

A. I remain cautious, as I feel the earnings recovery that many investors are expecting in the second half of 2002 is unlikely to transpire. That said, I'll continue to toe the line between offense and defense, looking for companies on both sides with strong earnings growth and attractive relative valuations.

Annual Report

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks a high total return through a combination of current income and capital appreciation by investing mainly in common stocks

Fund number: 361

Trading symbol: FGRTX

Start date: December 28, 1998

Size: as of June 30, 2002, more than $132 million

Manager: Louis Salemy, since inception; manager, Fidelity Advisor Balanced and Growth & Income funds, since February 2002; Fidelity VIP III: Growth & Income Portfolio, since 1998; several Fidelity Select Portfolios, 1992-1998; joined Fidelity in 1992

3

Louis Salemy reviews his investment approach:

"I try to add value through bottom-up stock selection, focusing on specific companies with improving fundamentals and positive catalysts, such as new products, acquisitions or restructurings. I do my homework to find solid companies whose prospects aren't fully appreciated by the market. I visit the companies I'm interested in, run earnings models on them and look closely at their balance sheets before I invest. I tend to run a more concentrated portfolio, holding larger positions in a smaller number of names I consider my best investment ideas.

"In general, I look for companies that generate excess cash flow and are not reliant on capital markets to fund their growth. That means I favor companies that are self-funding - meaning they don't have to borrow money externally to help them grow. I'm also drawn to companies I believe can achieve sales growth in all types of economic environments, a factor that should lead to rising price-to-earnings multiples over time. Finally, I like firms that generate predictable earnings, and I try to avoid those that are less predictable, such as traditional cyclical stocks.

"My investment horizon is approximately one-to-three years. While I consider my horizon fairly long term, I am certainly aware that even if a company is strong, its prospects can change daily or weekly."

Annual Report

Investment Changes

Top Ten Stocks as of June 30, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Morgan Stanley	5.2	3.9
Microsoft Corp.	4.8	4.4
Gillette Co.	4.5	3.6
BellSouth Corp.	4.1	3.0
Freddie Mac	3.6	3.1
Exxon Mobil Corp.	3.4	2.7
Wal-Mart Stores, Inc.	3.3	2.8
Fannie Mae	3.3	2.9
General Electric Co.	3.1	3.5
Philip Morris Companies, Inc.	3.1	2.7
	38.4
Top Five Market Sectors as of June 30, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	18.9	22.7
Financials	18.8	17.4
Consumer Staples	14.2	11.7
Telecommunication Services	8.0	7.6
Industrials	6.9	11.1
Asset Allocation (% of fund's net assets)
As of June 30, 2002 *		As of December 31, 2001 **
	Stocks and Equity Futures 82.1%		Stocks and Equity Futures 88.2%
	Bonds 2.0%		Bonds 1.2%
	Convertible Securities 1.3%		Convertible Securities 1.6%
	Short-Term Investments and Net Other Assets 14.6%		Short-Term Investments and Net Other Assets 9.0%
* Foreign investments	0.4%	** Foreign investments	0.8%

Annual Report

Investments June 30, 2002

Showing Percentage of Net Assets

Common Stocks - 78.5%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 17.6%
Media - 7.8%
Comcast Corp. Class A (special) (a)	37,200	$ 886,848
E.W. Scripps Co. Class A	11,600	893,200
EchoStar Communications Corp. Class A (a)	197,800	3,671,168
Omnicom Group, Inc.	68,800	3,151,040
Pegasus Communications Corp. Class A (a)	178,100	130,013
Walt Disney Co.	84,400	1,595,160
		10,327,429
Multiline Retail - 5.4%
Kohls Corp. (a)	39,400	2,761,152
Wal-Mart Stores, Inc.	79,220	4,357,892
		7,119,044
Specialty Retail - 3.7%
Hollywood Entertainment Corp. (a)	61,400	1,269,752
Home Depot, Inc.	99,235	3,644,902
		4,914,654
Textiles Apparel & Luxury Goods - 0.7%
Liz Claiborne, Inc.	27,800	884,040
TOTAL CONSUMER DISCRETIONARY		23,245,167
CONSUMER STAPLES - 14.2%
Beverages - 1.7%
The Coca-Cola Co.	40,500	2,268,000
Food & Drug Retailing - 1.5%
Walgreen Co.	50,500	1,950,815
Food Products - 1.2%
McCormick & Co., Inc. (non-vtg.)	41,000	1,055,750
Unilever NV (NY Shares)	8,500	550,800
		1,606,550
Household Products - 2.2%
Colgate-Palmolive Co.	27,100	1,356,355
Kimberly-Clark Corp.	26,300	1,630,600
		2,986,955
Personal Products - 4.5%
Gillette Co.	176,200	5,967,894
Common Stocks - continued
	Shares	Value (Note 1)
CONSUMER STAPLES - continued
Tobacco - 3.1%
Philip Morris Companies, Inc.	93,630	$ 4,089,758
TOTAL CONSUMER STAPLES		18,869,972
ENERGY - 3.4%
Oil & Gas - 3.4%
Exxon Mobil Corp.	110,692	4,529,517
FINANCIALS - 18.8%
Banks - 2.0%
Bank One Corp.	20,000	769,600
Wells Fargo & Co.	36,200	1,812,172
		2,581,772
Diversified Financials - 14.8%
Fannie Mae	58,590	4,321,013
Freddie Mac	77,030	4,714,236
Goldman Sachs Group, Inc.	7,800	572,130
Merrill Lynch & Co., Inc.	76,700	3,106,350
Morgan Stanley	161,300	6,948,803
		19,662,532
Insurance - 2.0%
American International Group, Inc.	39,430	2,690,309
TOTAL FINANCIALS		24,934,613
HEALTH CARE - 5.1%
Biotechnology - 1.5%
Amgen, Inc. (a)	47,400	1,985,112
Pharmaceuticals - 3.6%
Allergan, Inc.	14,200	947,850
Bristol-Myers Squibb Co.	12,440	319,708
Pfizer, Inc.	101,500	3,552,500
		4,820,058
TOTAL HEALTH CARE		6,805,170
INDUSTRIALS - 6.9%
Aerospace & Defense - 1.9%
Lockheed Martin Corp.	12,800	889,600
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Aerospace & Defense - continued
Northrop Grumman Corp.	9,100	$ 1,137,500
United Technologies Corp.	6,700	454,930
		2,482,030
Airlines - 0.7%
Mesaba Holdings, Inc. (a)	53,000	311,110
Southwest Airlines Co.	36,100	583,376
		894,486
Building Products - 0.5%
American Standard Companies, Inc. (a)	9,000	675,900
Commercial Services & Supplies - 0.7%
Avery Dennison Corp.	7,700	483,175
First Data Corp.	12,500	465,000
		948,175
Industrial Conglomerates - 3.1%
General Electric Co.	143,720	4,175,066
TOTAL INDUSTRIALS		9,175,657
INFORMATION TECHNOLOGY - 5.9%
Communications Equipment - 1.1%
Cisco Systems, Inc. (a)	101,500	1,415,925
Software - 4.8%
Microsoft Corp. (a)	117,700	6,438,190
TOTAL INFORMATION TECHNOLOGY		7,854,115
MATERIALS - 0.7%
Chemicals - 0.7%
E.I. du Pont de Nemours & Co.	19,700	874,680
TELECOMMUNICATION SERVICES - 5.9%
Diversified Telecommunication Services - 5.2%
BellSouth Corp.	170,930	5,384,295
Qwest Communications International, Inc.	26,400	73,920
SBC Communications, Inc.	47,090	1,436,245
		6,894,460
Common Stocks - continued
	Shares	Value (Note 1)
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - 0.7%
Nextel Communications, Inc. Class A (a)	274,300	$ 880,503
TOTAL TELECOMMUNICATION SERVICES		7,774,963
TOTAL COMMON STOCKS (Cost $121,751,972)		104,063,854
Nonconvertible Preferred Stocks - 0.1%
TELECOMMUNICATION SERVICES - 0.1%
Wireless Telecommunication Services - 0.1%
Nextel Communications, Inc. Series E, $111.25 pay-in-kind (Cost $213,360)	432	99,360
Corporate Bonds - 3.3%
Ratings (unaudited) (f)		Principal Amount
Convertible Bonds - 1.3%
CONSUMER DISCRETIONARY - 1.3%
Media - 1.3%
EchoStar Communications Corp. 5.75% 5/15/08 (d)	Caa1	$ 2,410,000	1,771,350
Nonconvertible Bonds - 2.0%
TELECOMMUNICATION SERVICES - 2.0%
Wireless Telecommunication Services - 2.0%
Nextel Communications, Inc.:
0% 10/31/07 (c)	B3	795,000	413,400
9.375% 11/15/09	B3	1,860,000	930,000
9.5% 2/1/11	B3	2,742,000	1,329,870
			2,673,270
TOTAL CORPORATE BONDS (Cost $6,394,049)			4,444,620
U.S. Treasury Obligations - 0.3%

U.S. Treasury Bills, yield at date of purchase 1.77% 7/5/02 (e) (Cost $349,914)	-	350,000	349,935
Money Market Funds - 17.9%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 1.89% (b) (Cost $23,735,906)	23,735,906	$ 23,735,906
TOTAL INVESTMENT PORTFOLIO - 100.1% (Cost $152,445,201)		132,693,675
NET OTHER ASSETS - (0.1)%		(152,099)
NET ASSETS - 100%		$ 132,541,576
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Gain/(Loss)
Purchased
Equity Index Contracts
19 S&P 500 Index Contracts	Sept. 2002	$ 4,702,975	$ (32,089)
The face value of futures purchased as a percentage of net assets - 3.5%
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $1,771,350 or 1.3% of net assets.

(e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $349,935.
(f) For certain securities not individually rated by a nationally recognized rating agency, the ratings listed have been assigned by Fidelity.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $69,951,673 and $68,959,977, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $3,894 for the period.
Income Tax Information

At June 30, 2002, the aggregate cost of investment securities for income tax purposes was $154,602,810. Net unrealized depreciation aggregated $21,909,135, of which $7,989,881 related to appreciated investment securities and $29,899,016 related to depreciated investment securities.

At June 30, 2002, the fund had a capital loss carryforward of approximately $10,297,000 of which $51,000 and $10,246,000 will expire on June 30, 2008 and 2010, respectively.
The fund intends to elect to defer to its fiscal year ending June 30, 2003 approximately $8,796,000 of losses recognized during the period November 1, 2001 to June 30, 2002.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	June 30, 2002
Assets
Investment in securities, at value (cost $152,445,201) - See accompanying schedule		$ 132,693,675
Receivable for investments sold		337,053
Receivable for fund shares sold		118,458
Dividends receivable		121,220
Interest receivable		187,420
Total assets		133,457,826
Liabilities
Payable for investments purchased	$ 603,388
Payable for fund shares redeemed	187,996
Accrued management fee	55,141
Payable for daily variation on futures contracts	9,025
Other payables and accrued expenses	60,700
Total liabilities		916,250
Net Assets		$ 132,541,576
Net Assets consist of:
Paid in capital		$ 173,522,663
Undistributed net investment income		125,345
Accumulated undistributed net realized gain (loss) on investments		(21,322,817)
Net unrealized appreciation (depreciation) on investments		(19,783,615)
Net Assets, for 16,810,280 shares outstanding		$ 132,541,576
Net Asset Value, offering price and redemption price per share ($132,541,576 ÷ 16,810,280 shares)		$ 7.88

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended June 30, 2002
Investment Income
Dividends		$ 1,668,896
Interest		1,101,902
Security lending		1,706
Total income		2,772,504
Expenses
Management fee	$ 726,811
Transfer agent fees	489,979
Accounting and security lending fees	61,140
Non-interested trustees' compensation	515
Custodian fees and expenses	6,426
Registration fees	37,694
Audit	24,992
Legal	793
Miscellaneous	19,382
Total expenses before reductions	1,367,732
Expense reductions	(17,057)	1,350,675
Net investment income (loss)		1,421,829
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(10,692,590)
Futures contracts	(1,209,848)
Total net realized gain (loss)		(11,902,438)
Change in net unrealized appreciation (depreciation) on: Investment securities	(18,529,119)
Futures contracts	79,608
Total change in net unrealized appreciation (depreciation)		(18,449,511)
Net gain (loss)		(30,351,949)
Net increase (decrease) in net assets resulting from operations		$ (28,930,120)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended June 30, 2002	Year ended June 30, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,421,829	$ 1,860,485
Net realized gain (loss)	(11,902,438)	(8,945,269)
Change in net unrealized appreciation (depreciation)	(18,449,511)	(5,172,497)
Net increase (decrease) in net assets resulting from operations	(28,930,120)	(12,257,281)
Distributions to shareholders from net investment income	(1,357,900)	(1,804,577)
Share transactions Net proceeds from sales of shares	58,965,421	54,051,463
Reinvestment of distributions	1,292,826	1,721,710
Cost of shares redeemed	(55,895,235)	(57,616,246)
Net increase (decrease) in net assets resulting from share transactions	4,363,012	(1,843,073)
Total increase (decrease) in net assets	(25,925,008)	(15,904,931)
Net Assets
Beginning of period	158,466,584	174,371,515
End of period (including undistributed net investment income of $125,345 and undistributed net investment income of $98,760, respectively)	$ 132,541,576	$ 158,466,584
Other Information Shares
Sold	6,483,618	5,320,167
Issued in reinvestment of distributions	147,318	171,091
Redeemed	(6,277,956)	(5,661,601)
Net increase (decrease)	352,980	(170,343)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended June 30,	2002	2001	2000	1999 E
Selected Per-Share Data
Net asset value, beginning of period	$ 9.63	$ 10.49	$ 10.75	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.08	.11	.09	.03
Net realized and unrealized gain (loss)	(1.75)	(.86)	(.22)	.75
Total from investment operations	(1.67)	(.75)	(.13)	.78
Distributions from net investment income	(.08)	(.11)	(.08)	(.02)
Distributions in excess of net investment income	-	-	-	(.01)
Distributions from net realized gain	-	-	(.04)	-
Distributions in excess of net realized gain	-	-	(.01)	-
Total distributions	(.08)	(.11)	(.13)	(.03)
Net asset value, end of period	$ 7.88	$ 9.63	$ 10.49	$ 10.75
Total Return B,C	(17.42)%	(7.19)%	(1.17)%	7.81%
Ratios to Average Net Assets F
Expenses before expense reductions	.90%	.88%	.85%	1.14% A
Expenses net of voluntary waivers, if any	.90%	.88%	.85%	1.14% A
Expenses net of all reductions	.89%	.86%	.84%	1.12% A
Net investment income (loss)	.94%	1.12%	.83%	.62% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 132,542	$ 158,467	$ 174,372	$ 216,289
Portfolio turnover rate	54%	79%	59%	59% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period December 28, 1998 (commencement of operations) to June 30, 1999.

F Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended June 30, 2002

1. Significant Accounting Policies.

Fidelity Growth & Income II Portfolio (the fund) is a fund of Fidelity Hastings Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 pm Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. Debt securities for which quotations are readily available are valued at their most recent bid prices (sales price if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer supplied valuations and electronic data processing techniques. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency - continued

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information, if any, regarding income taxes under the caption "Income Tax Information."

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for futures transactions, market discount, non-taxable dividends, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

As of June 30 , 2002, undistributed net income and accumulated loss on a tax basis were as follows:

Undistributed ordinary income	$12,858
Capital loss carryforwards	10,297,406

The tax character of distributions paid during the year was as follows:

Ordinary income	$1,357,900

Annual Report

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contract at period end is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counter-parties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .20% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .48% of the fund's average net assets.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .32% of average net assets.

Accounting and Security Lending Fees. FSC maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $572,993 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

Annual Report

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. At the end of the period there were no security loans outstanding.

7. Expense Reductions.

Certain security trades were directed to brokers who paid $16,867 of the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $190.

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity Hastings Street Trust and the Shareholders of Fidelity Growth & Income II Portfolio.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Growth & Income II Portfolio (a fund of Fidelity Hastings Street Trust) at June 30, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Growth & Income II Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Boston, Massachusetts

August 5, 2002

Annual Report

Trustees and Officers

The Trustees and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy and William S. Stavropoulos, each of the Trustees oversees 262 funds advised by FMR or an affiliate. Mr. McCoy oversees 264 funds advised by FMR or an affiliate, and Mr. Stavropoulos oversees 208 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (72)**

Year of Election or Appointment: 1984

President of Growth & Income II (1998). Mr. Johnson also serves as President of other Fidelity funds. He is Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; a Director of Fidelity Management & Research (U.K.) Inc.; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director (1997) of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (40)**

Year of Election or Appointment: 2001

Senior Vice President of Growth & Income II (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (59)

Year of Election or Appointment: 1990

Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity Magellan Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee and President of the funds, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (59)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of AT&T (2001), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), a Director of the STAR Foundation (Society to Advance the Retarded and Handicapped), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida.

Ralph F. Cox (70)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of Waste Management Inc. (non-hazardous waste), CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (70)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Toshiba International Advisory Group of Toshiba Corporation (2001) and a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., Nabisco Brands, Inc., and Standard Brands, Inc.

Robert M. Gates (58)

Year of Election or Appointment: 1997

Mr. Gates is a consultant, educator, and lecturer. He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Mr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Mr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), TRW Inc. (automotive, space, defense, and information technology), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Mr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines) and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Mr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (69)

Year of Election or Appointment: 1987

Mr. Kirk is a Public Governor of the National Association of Securities Dealers, Inc., and of the American Stock Exchange (2001), a Director and former Chairman of the Board of Directors of National Arts Stabilization Inc., a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, and a Director of the Yale-New Haven Health Services Corp. (1998). Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (55)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and America West Holdings Corporation (aviation and travel services, 1999). Ms. Knowles is a Trustee of the Brookings Institution and serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (58)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman and C.E.O. of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Marvin L. Mann (69)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage, 1997) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (68)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (63)

Year of Election or Appointment: 2001

Mr. Stavropoulos also serves as a Trustee (2001) or Member of the Advisory Board (2000) of other investment companies advised by FMR. He is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), and the Chemical Financial Corporation. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Executive Officers:

Correspondence intended for each executive officer may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Bart A. Grenier (43)

Year of Election or Appointment: 2001

Vice President of Growth & Income II. Mr. Grenier also serves as Vice President of certain Equity Funds (2001), a position he previously held from 1999 to 2000, and Vice President of certain High Income Funds (2002). He is Senior Vice President of FMR (1999) and FMR Co., Inc. (2001), and Group Leader of Fidelity's Asset Allocation Group (2000), Fidelity's Growth and Income Group and Fidelity's Value Group (2001). Previously, Mr. Grenier served as President of Fidelity Ventures (2000), Vice President of certain High Income Bond Funds (1997-2000), Group Leader of the Income-Growth and Asset Allocation-Income Groups (1996-2000), and Assistant Equity Division Head (1997-2000).

Louis Salemy (40)

Year of Election or Appointment: 2000

Vice President of Growth & Income II and another fund advised by FMR. Prior to assuming his current responsibilities, Mr. Salemy managed a variety of Fidelity funds.

Eric D. Roiter (53)

Year of Election or Appointment: 1998

Secretary of Growth & Income II. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Secretary of Fidelity Southwest Company (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Maria F. Dwyer (43)

Year of Election or Appointment: 2002

Treasurer of Growth & Income II. She also serves as Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

John H. Costello (55)
Year of Election or Appointment: 1998 Assistant Treasurer of Growth & Income II. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (55)

Year of Election or Appointment: 2002

Assistant Treasurer of Growth & Income II. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), Compliance Officer of FMR Corp., and Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002) and Fidelity Management & Research (Far East) Inc. (1991-2002).

Thomas J. Simpson (44)

Year of Election or Appointment: 2000

Assistant Treasurer of Growth & Income II. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

A total of 3.47% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates 95%, 95%, 100%, and 100% of the dividends distributed in September, December, March and June, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2003 of amounts for use in preparing 2002 income tax returns.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

(computer_graphic)

Fidelity On-line Xpress+®

Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-0240 or visit our web site for more information on how to manage your investments via your PC.

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

7373 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

851 East Hamilton Avenue
Campbell, CA

527 North Brand Boulevard
Glendale, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

10100 Santa Monica Blvd.
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73-575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

1760 Challenge Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

8 Montgomery Street
San Francisco, CA

21701 Hawthorne Boulevard
Torrance, CA

1400 Civic Drive
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

Colorado

1625 Broadway
Denver, CO

9185 East Westview Road
Littleton, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

222 Delaware Avenue
Wilmington, DE

Florida

4400 N. Federal Highway
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

2401 PGA Boulevard
Palm Beach Gardens, FL

8065 Beneva Road
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1700 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7401 Wisconsin Avenue
Bethesda, MD

One W. Pennsylvania Ave.
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

25 State Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

416 Belmont Street
Worcester, MA

Annual Report

Michigan

280 Old N. Woodward Ave.
Birmingham, MI

43420 Grand River Avenue
Novi, MI

29155 Northwestern Hwy.
Southfield, MI

Minnesota

7600 France Avenue South
Edina, MN

Missouri

8885 Ladue Road
Ladue, MO

New Jersey

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

501 Route 17, South
Paramus, NJ

New York

1055 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

North Carolina

4611 Sharon Road
Charlotte, NC

Ohio

3805 Edwards Road
Cincinnati, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

16850 SW 72nd Avenue
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

47 Providence Place
Providence, RI

Tennessee

6150 Poplar Avenue
Memphis, TN

Texas

10000 Research Boulevard
Austin, TX

4017 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

400 East Las Colinas Blvd.
Irving, TX

14100 San Pedro
San Antonio, TX

19740 IH 45 North
Spring, TX

Utah

215 South State Street
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

411 108th Avenue, N.E.
Bellevue, WA

1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

595 North Barker Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

To Write Fidelity

If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)

Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)

For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048

Selling shares

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

Overnight Express
Fidelity Investments
Attn: Redemptions - CP6I

400 East Las Colinas Blvd.
Irving, TX 75039-5587

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)

For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

Overnight Express
Fidelity Investments
Attn: Redemptions - CP5L

400 East Las Colinas Blvd.
Irving, TX 75039-5587

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

Fidelity's Growth and Income Funds

Balanced Fund

Convertible Securities Fund

Equity-Income Fund

Equity-Income II Fund

Fidelity® Fund

Global Balanced Fund

Growth & Income Portfolio

Growth & Income II Portfolio

Puritan ® Fund

Real Estate Investment Portfolio

Utilities Fund

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

GII-ANN-0802 157733
1.723705.103

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com